UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.

BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

(Exact Name of Registrant as Specified in Charter)

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BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.

BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

December 22, 2021

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniHoldings California Quality Fund, Inc. (“MUC” or the “Acquiring Fund” and collectively with MYC and MCA, the “Funds,” and each, a “Fund”), to be held on February 4, 2022 at 11:00 a.m. (Eastern time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of MYC: You and the common shareholders of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and the Acquiring Fund (the “MYC Reorganization Agreement”) and the transactions contemplated therein, including the termination of MYC’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of MYC under Maryland law (the “MYC Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MYC, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.

Preferred Shareholders of MCA: You and the common shareholders of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and the Acquiring Fund (the “MCA Reorganization Agreement” and together with the MYC Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including the termination of MCA’s registration under the 1940 Act and the dissolution of MCA under Maryland law (the “MCA Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MCA, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization.

Common Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYC Reorganization and the MCA Reorganization (each, a “Reorganization”). In addition, you are being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Directors of each Fund believes that the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of December 7, 2021, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-821-2614.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

December 22, 2021

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.

BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock MuniYield California Fund, Inc. (“MYC”) and BlackRock MuniYield California Quality Fund, Inc. (“MCA”) (together, the “Target Funds”) and BlackRock MuniHoldings California Quality Fund, Inc. (“MUC” or the “Acquiring Fund” and collectively with MYC and MCA, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2022, but they may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to (i) the holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund and (ii) the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of each Target Fund. Each Fund is separately soliciting the votes of its holders of shares of common stock (together with the VRDP Shares or VMTP Shares of each Fund, as applicable, the “Shares”) through a separate joint proxy statement/prospectus.

Q:	Why is a shareholder meeting being held?

A:

Preferred Shareholders of BlackRock MuniYield California Fund, Inc. (NYSE Ticker: MYC): You and the common shareholders of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and the Acquiring Fund (the “MYC Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC’s assets and the assumption by the Acquiring Fund of substantially all of MYC’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law (the “MYC Reorganization”). If the MYC Reorganization Agreement is approved, prior to the Closing Date of the MYC Reorganization, it is expected that MYC will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MYC’s outstanding VRDP Shares (the “MYC VRDP Refinancing”). If the MYC VRDP Refinancing is not completed prior to the Closing Date of the MYC Reorganization, then the MYC Reorganization will not be consummated.

You are also being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.

Preferred Shareholders of BlackRock MuniYield California Quality Fund (NYSE Ticker: MCA): You and the common shareholders of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and the Acquiring Fund (the “MCA Reorganization Agreement” and together with the MYC Reorganization Agreement, the “Reorganization Agreements”) and

i

the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA’s assets and the assumption by the Acquiring Fund of substantially all of MCA’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law (the “MCA Reorganization” and together with the MYC Reorganization, the “Reorganizations”). If the MCA Reorganization Agreement is approved, prior to the Closing Date of the MCA Reorganization, it is expected that MCA will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MCA’s outstanding VRDP Shares (the “MCA VRDP Refinancing” and together with the MYC VRDP Refinancing, the “VRDP Refinancings”). If the MCA VRDP Refinancing is not completed prior to the Closing Date of the MCA Reorganization, then the MCA Reorganization will not be consummated.

You are also being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization.

Preferred Shareholders of BlackRock MuniHoldings California Quality Fund, Inc. (NYSE Ticker: MUC): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MUC Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares. Such amendments to the MUC Articles Supplementary will include only changes related to the issuance of additional Acquiring Fund VMTP Shares in the Reorganizations.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Directors (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of each Fund other than MCA;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization Agreement(s) and the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing, there are multiple potential combinations of Reorganizations. To the extent either Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will holders of preferred shares be affected by the Reorganizations?

A:

As of the date of the enclosed Proxy Statement, the Acquiring Fund has VMTP Shares outstanding and MYC and MCA each have VRDP Shares outstanding. As of December 6, 2021, MYC had 1,059 Series W-7 VRDP Shares outstanding, MCA had 1,665 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,540 Series W-7 VMTP Shares outstanding. Pursuant to each VRDP Refinancing, it is expected that prior to the applicable Reorganization, all of the VRDP Shares of the Target Fund will be refinanced into Target Fund VMTP Shares, with terms substantially identical to those of the Acquiring Fund’s VMTP Shares. The dividend rate of the Target Fund VMTP Shares to be issued in each VRDP Refinancing will be based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, whereas the dividend rate of the currently outstanding Target Fund VRDP Shares is set weekly by the remarketing agent for such VRDP Shares. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

In connection with the Reorganizations, and assuming that each VRDP Refinancing is completed prior to the Closing Date of the applicable Reorganization, the Acquiring Fund expects to issue 1,059 additional VMTP Shares to MYC VMTP Holders and 1,665 additional VMTP Shares to MCA VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 5,264 VMTP Shares outstanding. If the respective VRDP Refinancing is not completed prior to a Reorganization, then the Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders, and each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each MYC or MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings, including the same term redemption date of March 30, 2023 and the same dividend rate based on a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VMTP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, officers and directors. MYC, MCA and the Acquiring Fund are each formed as a Maryland corporation.

Each of the Acquiring Fund, MYC and MCA has its common shares listed on the NYSE. The Acquiring Fund has privately placed VMTP Shares outstanding. MYC and MCA each have privately placed VRDP Shares outstanding. MYC is managed by a team of investment professionals led by Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA and Michael Perilli. MCA is managed by a team of investment professionals led by Walter O’Connor, CFA and Michael Perilli. The Acquiring Fund is managed by a team of investment professionals lead by Walter O’Connor, CFA, Phillip Soccio, Michael Perilli and Kevin Maloney. Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Perilli and Kevin Maloney.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MYC and MCA, although there are some differences.

Investment Objective:

MYC	MCA	Acquiring Fund (MUC)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management.	The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management.	The Fund’s investment objective is to provide stockholders with current income exempt from regular federal income taxes and California personal income taxes.

Municipal Bonds: Below is a comparison of each Fund’s investment policy with respect to municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”) and municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds.

MYC	MCA	Acquiring Fund (MUC)
The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of California Municipal Bonds. The Fund also may invest in Municipal Bonds.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of California Municipal Bonds. The Fund also may invest in Municipal Bonds.	The Fund’s investment policies provide that the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of the Investment Advisor, California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term Municipal Bonds.

Investment Grade and Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest

v

grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

MYC	MCA	Acquiring Fund (MUC)
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade.	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.	The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade California Municipal Bonds. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, subject to the Fund’s other investment policies.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

MYC	MCA	Acquiring Fund (MUC)
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

Leverage: Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of MYC and MCA currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund currently leverages its assets through the use of VMTP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2021 were as follows:

Fund	Preferred Shares	Rate
MYC	VRDP Shares	0.14%
MCA	VRDP Shares	0.14%
Acquiring Fund (MUC)	VMTP Shares	0.82%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of December 6, 2021, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MYC into the Acquiring Fund had taken place as of December 6, 2021, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MCA into the Acquiring Fund had taken place as of December 6, 2021, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of December 6, 2021.

Ratios	MYC	MCA	Acquiring Fund (MUC)	Pro forma Combined Fund (MYC into MUC)	Pro forma Combined Fund (MCA into MUC)	Pro forma Combined Fund (MYC and MCA into MUC)
Asset Coverage Ratio	429.7%	432.8%	355.2%	377.1%	385.9%	394.7%
Regulatory Leverage Ratio(1)	23.3%	23.1%	28.2%	26.5%	25.9%	25.3%
Effective Leverage Ratio(2)	37.7%	39.7%	37.4%	37.5%	38.5%	38.3%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganizations be effected?

A:

Assuming a Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MYC and MCA VRDP Shares, and assuming the respective VRDP Refinancing is completed prior to the Closing Date of each Reorganization, the Acquiring Fund will acquire substantially all of a Target Fund’s assets and assume substantially all of such Target Fund’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash will be distributed in lieu of fractional common shares). A Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, the Reorganization will not be consummated.

Shareholders of MYC and MCA will become shareholders of the Acquiring Fund. Common shareholders of MYC and MCA will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of MYC and MCA such shareholders held immediately prior to the Closing Date (although common shareholders of MYC and MCA may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of MYC and MCA common shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each MYC or MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the

Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings, including the same term redemption date of March 30, 2023.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VMTP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of MYC and MCA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of MYC and MCA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:

You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of MYC and MCA into the Acquiring Fund are estimated to be approximately $345,553 and $383,333, respectively, of which the Investment Advisor will bear approximately $60,009 and $42,974, respectively. For each of MYC and MCA, the costs of its Reorganization include estimated VRDP Refinancing costs of $79,450 and $79,450, respectively, which are expected to be amortized over one year by the Combined Fund. For the Acquiring Fund, the expenses of the applicable Reorganizations are estimated to be approximately $375,545, of which the Investment Advisor will bear approximately $110,355. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A:	The MYC Reorganization is contingent upon the following approvals:

1.

The approval of the MYC Reorganization Agreement and the transactions contemplated therein, including the termination of MYC’s registration under the 1940 Act and the dissolution of MYC under Maryland law, by MYC’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the MYC Reorganization Agreement and the transactions contemplated therein, including the termination of MYC’s registration under the 1940 Act and the dissolution of MYC under Maryland law, by MYC’s VMTP Holders voting as a separate class;

3.

The approval of the MYC Reorganization Agreement and the transactions contemplated therein, including amendments to MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MYC Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

The MCA Reorganization is contingent upon the following approvals:

1.

The approval of the MCA Reorganization Agreement and the transactions contemplated therein, including the termination of MCA’s registration under the 1940 Act and the dissolution of MCA under Maryland law, by MCA’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the MCA Reorganization Agreement and the transactions contemplated therein, including the termination of MCA’s registration under the 1940 Act and the dissolution of MCA under Maryland law, by MCA’s VMTP Holders voting as a separate class;

3.

The approval of the MCA Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by Acquiring Fund VMTP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MCA Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VMTP Holders voting as a single class.

Each Reorganization is contingent upon the Target Fund’s VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Reorganization are not obtained, the VRDP Refinancing is not completed or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Maryland corporation registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of the Target Funds. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of MYC or MCA will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of MYC, MCA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganizations; there is no guarantee that such preferred shareholder(s) will approve the Reorganizations, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares, by the Acquiring Fund VMTP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VMTP Shares. If Acquiring Fund VMTP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on February 4, 2022 at 11:00 a.m. (Eastern time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 10:30 a.m. (Eastern time) on February 4, 2022, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

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Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on December 7, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 1-866-821-2614.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganizations is set forth in the accompanying Proxy Statement.

Please read it carefully.

BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.

BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2022

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock MuniYield California Fund, Inc. (NYSE Ticker: MYC) (“MYC”), BlackRock MuniYield California Quality Fund, Inc. (NYSE Ticker: MCA) (“MCA”) and BlackRock MuniHoldings California Quality Fund, Inc. (NYSE Ticker: MUC) (“MUC” or the “Acquiring Fund,” and collectively with MYC and MCA, the “Funds,” and each, a “Fund”) will be held on February 4, 2022 at 11:00 a.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of MYC:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and the Acquiring Fund (the “MYC Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC’s assets and the assumption by the Acquiring Fund of substantially all of MYC’s liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law (the “MYC Reorganization”). If the MYC Reorganization Agreement is approved, prior to the effective date of the MYC Reorganization, it is expected that MYC will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MYC’s outstanding VRDP Shares (the “MYC VRDP Refinancing”). If the MYC VRDP Refinancing is not completed prior to the effective date of the MYC Reorganization, then the MYC Reorganization will not be consummated.

Proposal 1(B): The VRDP Holders of MYC are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.

For Shareholders of MCA:

Proposal 1(C): The common shareholders and VRDP Holders of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and the Acquiring Fund (the “MCA Reorganization Agreement” and together with the MYC Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA’s assets and the assumption by the Acquiring Fund of substantially all of MCA’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring

i

Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law (the “MCA Reorganization” and together with the MYC Reorganization, the “Reorganizations”). If the MCA Reorganization Agreement is approved, prior to the effective date of the MCA Reorganization, it is expected that MCA will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MCA’s outstanding VRDP Shares (the “MCA VRDP Refinancing” and together with the MYC VRDP Refinancing, the “VRDP Refinancings”). If the MCA VRDP Refinancing is not completed prior to the effective date of the MCA Reorganization, then the MCA Reorganization will not be consummated.

Proposal 1(D): The VRDP Holders of MCA are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MUC Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(F): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYC Reorganization Agreement (the “MYC Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MCA Reorganization Agreement (the “MCA Issuance” and together with the MYC Issuance, the “Issuances”).

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the closing date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on February 4, 2022 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

ii

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 2(A) and Proposal 2(B) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers or directors in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

iii

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND, AS APPLICABLE, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

December 22, 2021

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2022.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

www.proxy-direct.com/blk-32392

iv

PROXY STATEMENT

Dated December 22, 2021

BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.

BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of (i) Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof “VRDP Holders”) of BlackRock MuniYield California Fund, Inc. (NYSE Ticker: MYC) (“MYC”); and/or VRDP Shares of BlackRock MuniYield California Quality Fund, Inc. (NYSE Ticker: MCA) (“MCA”); and/or Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock MuniHoldings California Quality Fund, Inc. (NYSE Ticker: MUC) (“MUC” or the “Acquiring Fund” and collectively with MYC and MCA, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). Each of MYC and MCA may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.” The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on February 4, 2022 at 11:00 a.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is December 22, 2021.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of MYC:

Proposal 1(A): The common shareholders and VRDP Holders of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and the Acquiring Fund (the “MYC Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC’s assets and the assumption by the Acquiring Fund of substantially all of MYC’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law (the “MYC Reorganization”). If the MYC Reorganization Agreement is approved, prior to the effective date of the MYC Reorganization, it is expected that MYC will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds

i

from such issuance to redeem all of MYC’s outstanding VRDP Shares (the “MYC VRDP Refinancing”). If the MYC VRDP Refinancing is not completed prior to the effective date of the MYC Reorganization, then the MYC Reorganization will not be consummated.

Proposal 1(B): The VRDP Holders of MYC are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.

For Shareholders of MCA:

Proposal 1(C): The common shareholders and VRDP Holders of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and the Acquiring Fund (the “MCA Reorganization Agreement” and together with the MYC Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA’s assets and the assumption by the Acquiring Fund of substantially all of MCA’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law (the “MCA Reorganization” and together with the MYC Reorganization, the “Reorganizations”). If the MCA Reorganization Agreement is approved, prior to the effective date of the MCA Reorganization, it is expected that MCA will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MCA’s outstanding VRDP Shares (the “MCA VRDP Refinancing” and together with the MYC VRDP Refinancing, the “VRDP Refinancings”). If the MCA VRDP Refinancing is not completed prior to the effective date of the MCA Reorganization, then the MCA Reorganization will not be consummated.

Proposal 1(D): The VRDP Holders of MCA are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MUC Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 1(F): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYC Reorganization Agreement (the “MYC Issuance”).

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MCA Reorganization Agreement (the “MCA Issuance” and together with the MYC Issuance, the “Issuances”).

ii

It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2022, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to preferred shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials will commence on or about December 22, 2021.

Shareholders of record of each Fund as of the close of business on December 7, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VMTP Share or VRDP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VMTP Shares or VRDP Shares, as applicable, and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate joint proxy statement/prospectus and not through this Proxy Statement.

MYC, MCA and the Acquiring Fund are each formed as a Maryland corporation. MYC is a non-diversified, closed-end management investment company registered under the 1940 Act. Each of MCA and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions.

Assuming each of the Reorganizations receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of MYC and MCA in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to MYC and MCA shareholders (although cash may be distributed in lieu of fractional common shares) and each of MYC and MCA will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan

iii

to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 10:30 a.m. (Eastern time) on February 4, 2022, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

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For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-821-2614.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock MuniYield California Fund, Inc. are listed on the NYSE under the ticker symbol “MYC,” and the common shares of BlackRock MuniYield California Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MCA.” The common shares of BlackRock MuniHoldings California Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MUC” and will continue to be so listed after the completion of the Reorganizations. The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VMTP Shares to be issued in the Reorganizations are expected to be issued only to holders of VMTP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganizations	Assuming all of the Reorganizations receive the requisite shareholder approvals, and the Target Fund’s respective VRDP Refinancing is completed prior to the Closing Date of each Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MYC and MCA VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of MYC and MCA in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to MYC and MCA shareholders (although cash may be distributed in lieu of fractional common shares) and each of MYC and MCA will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization Agreements are approved, prior to the Closing Date, it is expected that MYC and MCA will issue VMTP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MYC and MCA’s outstanding VRDP Shares. If the Target Fund’s respective VRDP Refinancing is not completed prior to the Closing date of a Reorganization, then the Reorganization will not be consummated.

On the Closing Date of the Reorganizations, each outstanding VMTP Share of MYC and MCA will, without any action on the part of the holder thereof, be exchanged for one newly issued VMTP Share of the Acquiring Fund. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings, including the same term redemption date of March 30, 2023.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization and the completion of the VRDP Refinancings prior to the

Closing Date of the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of MYC and MCA, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If the requisite shareholder approvals for a Reorganization are not obtained, or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Maryland corporation, registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Reorganizations	The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of each Fund other than MCA; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each

Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that either Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

Net and Managed Assets	As of December 6, 2021, MYC had approximately $349.2 million in net assets and approximately $559.8 million in managed assets, MCA had approximately $554.1 million in net assets and approximately $917.1 million in managed assets, and the Acquiring Fund had approximately $648.3 million in net assets and approximately $1,304.4 million in managed assets.

Preferred Shares	As December 6, 2021, MYC had 1,059 Series W-7 VRDP Shares outstanding, MCA had 1,665 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,540 Series W-7 VMTP Shares outstanding. If the respective VRDP Refinancing is not completed prior to a Reorganization, then the Reorganization will not be consummated.

For the fiscal year ended July 31, 2021, the annualized dividend rates for the VMTP Shares or VRDP Shares, as applicable, of MYC, MCA and the Acquiring Fund were 0.14%, 0.14% and 0.82%, respectively.

Prior to each Reorganization, it is expected that the VRDP Shares of the Target Fund will be refinanced into Target Fund VMTP Shares with terms substantially identical to those of the Acquiring Fund’s VMTP Shares. In connection with the Reorganizations, and assuming each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, the Acquiring Fund expects to issue 1,059 additional VMTP Shares to MYC VMTP Holders and 1,665 additional VMTP Shares to MCA VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 5,264 VMTP Shares outstanding. If the Target Fund’s respective VRDP Refinancing is not completed prior to a Reorganization, then the Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each MYC and MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings, including the same term redemption date of March 30, 2023.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds. See “Summary—Expenses of the Reorganizations” for additional information.

Following the Reorganizations, the VRDP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Reorganizations	Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of MYC and MCA into the Acquiring Fund are estimated to be approximately $345,553 and $383,333, respectively, of which the Investment Advisor will bear approximately $60,009 and $42,974, respectively. For each of MYC and MCA, the costs of its Reorganization include estimated VRDP Refinancing costs of $79,450 and $79,450, respectively, which are expected to be amortized over one year by the Combined Fund. For the Acquiring Fund, the expenses of the applicable Reorganizations are estimated to be approximately $375,545, of which the Investment Advisor will bear approximately $110,355. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights	Under Maryland law, except in limited circumstances which do not apply to the Reorganizations, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of MYC, MCA and the Acquiring Fund, on the Record Date.

U.S. Federal Income Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of MYC and MCA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of MYC and MCA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income (“UNII”) declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	MYC, MCA and the Acquiring Fund are each formed as a Maryland corporation. MYC is a non-diversified, closed-end management investment company registered under the 1940 Act, Each of MCA and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “MUC.”

MYC common shares are listed on the NYSE as “MYC”

MCA common shares are listed on the NYSE as “MCA.”

The Acquiring Fund has VMTP Shares outstanding and each of MYC and MCA has VRDP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MYC and MCA, although there are some differences.

Investment Objective:

MYC’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management.

MCA’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management.

The Acquiring Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes.

The investment objective of each of the Funds is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

For MYC, the Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds.

For MCA, the Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of California Municipal Bonds. The Fund also may invest in Municipal Bonds.

The Acquiring Fund’s investment policies provide that the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of the Investment Advisor, California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term Municipal Bonds.

Please see below a comparison of the approximate amount invested in Municipal Bonds as a percentage of total assets for (i) each Fund as of December 6, 2021, (ii) the Combined Fund, assuming only the Reorganization of MYC into the Acquiring Fund, (iii) the Combined Fund, assuming only the Reorganization of MCA into the Acquiring Fund, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of December 6, 2021.

MYC	MCA	Acquiring Fund (MUC)	Pro forma Combined Fund (MYC into MUC)	Pro forma Combined Fund (MCA into MUC)	Pro forma Combined Fund (MYC and MCA into MUC)
99%	99%	99%	99%	99%	99%

Investment Grade and Non-Investment Grade Securities:

For MYC, under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade.

For MCA, under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.

For the Acquiring Fund, the Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade California Municipal Bonds. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, subject to the Fund’s other investment policies.

Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

Bond Maturity:

For MYC, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

For MCA, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

For the Acquiring Fund, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

Leverage:

Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and tender option bonds (“TOBs”). See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund

currently leverages its assets through the use of VMTP Shares and TOBs. Each of MYC and MCA currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2021 were as follows:

Fund	Preferred Shares	Rate
MYC	VRDP Shares	0.14%
MCA	VRDP Shares	0.14%
Acquiring Fund (MUC)	VMTP Shares	0.82%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of December 6, 2021, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MYC into the Acquiring Fund had taken place as of December 6, 2021, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of MCA into the Acquiring Fund had taken place as of December 6, 2021, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of December 6, 2021.

Ratios	MYC	MCA	Acquiring Fund (MUC)	Pro forma Combined Fund (MYC into MUC)	Pro forma Combined Fund (MCA into MUC)	Pro forma Combined Fund (MYC and MCA into MUC)
Asset Coverage Ratio	429.7%	432.8%	355.2%	377.1%	385.9%	394.7%
Regulatory Leverage Ratio(1)	23.3%	23.1%	28.2%	26.5%	25.9%	25.3%
Effective Leverage Ratio(2)	37.7%	39.7%	37.4%	37.5%	38.5%	38.3%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	MYC is managed by a team of investment professionals led by Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA and Michael Perilli. MCA is managed by a team of investment professionals led by Walter O’Connor, CFA and Michael Perilli. The Acquiring Fund is managed by a team of investment professionals led by Walter O’Connor, CFA, Phillip Soccio, Michael Perilli and Kevin Maloney. Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Perilli and Kevin Maloney.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to MYC and MCA VRDP Shares	The Toronto-Dominion Bank, acting through its New York branch

	Remarketing Agent to MYC and MCA VRDP Shares	TD Securities (USA) LLC

	Redemption and Paying Agent to Acquiring Fund VMTP Shares; Tender and Paying Agent to MYC and MCA VRDP Shares	The Bank of New York Mellon

	Independent Registered Public Accounting Firm	Deloitte & Touche LLP

	Fund Counsel	Willkie Farr & Gallagher LLP

	Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1—THE REORGANIZATIONS OF THE FUNDS

The Reorganizations seek to combine three funds that have the same investment adviser, the same Board Members, and similar investment objectives and similar investment strategies, policies and restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the applicable Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VMTP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. See “Terms of the Reorganization Agreements—Book-Entry Interests.” Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of MYC and MCA will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) due such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account).

In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional MYC or MCA common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Reorganization Agreements—Book-Entry Interests” for a description of the procedures to be followed by MYC and MCA common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for MYC and MCA VMTP Holders would represent the number of Acquiring Fund VMTP Shares issued on a one-for-one basis for each such VMTP Holder’s holdings of MYC or MCA VMTP Shares.

As a result of the Reorganizations, each common shareholder of MYC and MCA will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s MYC or MCA common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of MYC and MCA common shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VMTP Shares of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Reorganizations.

If each Reorganization Agreement is approved by the requisite shareholders, prior to the Closing Date of the Reorganization, it is expected that the Target Fund will issue VMTP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund VMTP Shares and use the proceeds from such issuance to redeem all of the Target Fund’s outstanding VRDP Shares. The MYC and MCA VMTP Shares that will be issued in connection with the VRDP Refinancings will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same redemption and paying agent as the outstanding Acquiring Fund VMTP Shares. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization then the Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, a Target Fund VMTP Holder will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the VMTP Shares of the applicable Target Fund up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VMTP Share held by such Target Fund VMTP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in the VRDP Refinancing, including the same term redemption date of March 30, 2023.

Since the Acquiring Fund VMTP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VMTP Shares of MYC and MCA, the interests of MYC and MCA VMTP Holders will not be diluted as a result of the Reorganizations. If each Reorganization is approved by the requisite shareholders and the respective VRDP Refinancing is completed, Target Fund shareholders will have their VRDP Shares redeemed by the respective Target Fund in connection with the Target Fund’s VRDP Refinancing. As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in MYC, MCA and the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of MYC and MCA in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of MYC and MCA will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of MYC recommends that VMTP Holders of MYC vote “FOR” the proposed MYC Reorganization Agreement at the Special Meeting.

The Board of MCA recommends that VMTP Holders of MCA vote “FOR” the proposed MCA Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed MYC Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that VMTP Holders of the Acquiring Fund vote “FOR” the proposed MCA Reorganization Agreement at the Special Meeting.

Shareholder approval of the MYC Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of a the holders of a majority of the outstanding MYC common shares and MYC VRDP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of MYC VRDP Shares voting as a separate class, and (iii) with respect to Proposal 1(E), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VMTP Shares voting as a separate class.

Shareholder approval of the MCA Reorganization Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of a the holders of a majority of the outstanding MCA common shares and MCA VRDP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of the holders of a 1940 Act Majority of MCA VRDP Shares voting as a separate class, and (iii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VMTP Shares voting as a separate class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MYC and MCA VRDP Shares. Because the closing of the Reorganization with respect to MYC or MCA is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. If a Reorganization Agreement is approved, prior to the respective Reorganization, it is expected that all of the VRDP Shares of the Target Fund will be refinanced into the Target Fund VMTP Shares with terms substantially identical to those of the Acquiring Fund’s VMTP Shares.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of MYC, MCA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization and the completion of the VRDP Refinancings prior to the Closing Date of the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MYC and MCA VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATIONS

The Board of each Fund, including the Independent Board Members, considered the Reorganizations at a meeting held on September 24, 2021. Each Board, including the Independent Board Members, has unanimously approved the applicable Reorganization Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that either Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). For the 12-month period ended July 31, 2021, the Total Expense Ratios of MYC and MCA were 1.40% and 1.46%, respectively. For the 12-month period ended July 31, 2021, the Total Expense Ratios of MYC, MCA and MUC were 1.40%, 1.46% and 1.46%, respectively. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2023. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a five basis point increase in the annual contractual investment management fee rate for each of MYC and MCA. Additionally, if either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2023, resulting in an actual investment management fee rate of 0.51% of the average daily net assets of the Combined Fund.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than MYC’s and MUC’s current net earnings yield on NAV and potentially the same or lower than MCA’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of December 6, 2021, the NAV per common share of MYC was $16.30 and the market price per common share of MYC was $14.90, representing a discount to NAV of (8.6)%, the NAV per common share of MCA was $16.10 and the market price per common share of MCA was $15.50, representing a discount to NAV of (3.7)%, and the NAV per common share of the Acquiring Fund was $15.80 and the market price per common share of the Acquiring Fund was $15.67, representing a discount to NAV of (0.8)%. The Boards of MYC and MCA noted that to the extent MYC’s and MCA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, MYC’s and MCA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of MYC and MCA also noted that to the extent the MYC’s or MCA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, MYC’s and MCA’s common shareholders may be negatively impacted if its Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of MYC and MCA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of December 6, 2021, MYC had 1,059 Series W-7 VRDP Shares outstanding, MCA had 1,665 Series W-7 VRDP Shares outstanding, and the Acquiring Fund had 2,540 Series W-7 VMTP Shares outstanding. Prior to each Reorganization, it is expected that all of the VRDP Shares of the respective Target Fund will be refinanced into VMTP Shares with terms substantially identical to those of the Acquiring Fund’s VMTP Shares. In connection with the Reorganizations, the Acquiring Fund expects to issue 1,059 additional VMTP Shares to MYC VMTP Holders, and 1,665 additional VMTP Shares to MCA VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 5,264 VMTP Shares outstanding. If the respective VRDP Refinancing is not completed prior to a Reorganization, then the Reorganization will not be consummated.

The Board noted that, assuming all of the Reorganizations are approved by shareholders, and each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each MYC and MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancing, including the same term redemption date of March 30, 2023.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP or VMTP Holders of each Fund will be VMTP Holders of the larger Combined Fund that will have a larger asset base and more VMTP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VMTP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund), or similar (in the case of MYC and MCA) investment objective and the same (in the case of the Acquiring Fund) or similar (in the case of MYC and MCA) investment strategies, policies and restrictions. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and a common portfolio manager and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. MYC is managed by a team of investment professionals led by Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA and Michael Perilli. MCA is managed by a team of investment professionals led by Walter O’Connor, CFA and Michael Perilli. The Acquiring Fund is managed by a team of investment professionals led by Walter O’Connor, CFA, Phillip Soccio, Michael Perilli and Kevin Maloney. Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Perilli and Kevin Maloney. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional common shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s UNII declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund will be subject to tax loss limitation rules by reason of each Fund’s undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than MCA’s and the Acquiring Fund’s capital loss carryforward loss per share, but higher than MYC’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former MYC and MCA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund may retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. A lower UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to MYC and MCA), a potentially higher net earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Reorganizations” for a summary of U.S. federal income tax consequences generally applicable to the Reorganizations.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of the applicable Fund’s Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of each Fund will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations of MYC and MCA into the Acquiring Fund are estimated to be approximately $345,553 and $383,333, respectively, of which the Investment Advisor will bear approximately $60,009 and $42,974, respectively. For each of MYC and MCA, the costs of its Reorganization include estimated VRDP Refinancing costs of $79,450 and $79,450, respectively, which are expected to be amortized over one year by the Combined Fund. For the Acquiring Fund, the expenses of the applicable Reorganizations are estimated to be approximately $375,545, of which the Investment Advisor will bear approximately $110,355. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of MYC’s and MCA’s common shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund common shares will generally not be issued to MYC and MCA common shareholders in connection with the Reorganizations, and MYC and MCA common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of MYC and MCA VMTP Shares will receive the same number of Acquiring Fund VMTP Shares as the MYC and MCA VMTP Shares held by such VMTP Holders immediately prior to the Closing Date. If each Reorganization Agreement is approved by requisite shareholders and the Target Fund’s respective VRDP Refinancing is completed, Target Fund VRDP Holders will have their VRDP Shares redeemed by the Target Fund in connection with the respective VRDP Refinancing.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancing, including the same term redemption date of March 30, 2023.

Effect on Shareholder Rights. Each Board noted that MYC, MCA and the Acquiring Fund are each organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings, including the same term redemption date of March 30, 2023.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of MYC and MCA as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a five basis point increase in the annual contractual investment management fee rate for each of MYC and MCA. Additionally, if either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2023, resulting in an actual investment management fee rate of 0.51% of the average daily net assets of the Combined Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing, there are multiple potential combinations of Reorganizations. To the extent that either Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the MYC and MCA VMTP Shares up to and including the day immediately preceding the Closing Date. MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued VMTP Shares of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each MYC and MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued.

The first dividend period for the Acquiring Fund VMTP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VMTP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the applicable Target Fund and the VMTP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to MYC and MCA VMTP Holders book-entry interests for the Acquiring Fund VMTP Shares registered in the name of such MYC and MCA VMTP Holders on a one-for-one basis for each holder’s holdings of MYC or MCA VMTP Shares. Each Fund’s VMTP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with its Reorganization(s). The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VMTP Shares or VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VMTP Shares or VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganizations, and with respect to the Target Fund, the applicable VRDP Refinancing, which will be borne directly by such Target Fund.

Common shareholders of each Fund will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations of MYC and MCA into the Acquiring Fund are estimated to be approximately $345,553 and $383,333, respectively, of which the Investment Advisor will bear approximately $60,009 and $42,974, respectively. For each of MYC and MCA, the costs of its Reorganization include estimated VRDP Refinancing costs of $79,450 and $79,450, respectively, which are expected to be amortized over one year by the Combined Fund. For the Acquiring Fund, the expenses of the applicable Reorganizations are estimated to be approximately $375,545, of which the Investment Advisor will bear approximately $110,355. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Under Maryland law, except in limited circumstances which do not apply to the Reorganizations, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of MYC, MCA and the Acquiring Fund, on the Record Date.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to the U.S. holders of MYC or MCA common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of MYC or MCA as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of MYC and MCA who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its MYC or MCA VMTP Shares solely for Acquiring Fund VMTP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund shares received by a shareholder of MYC or MCA pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s MYC or MCA shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund shares received by a shareholder of MYC and MCA pursuant to the Reorganizations will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of MYC and MCA that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A MYC or MCA shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and MYC or MCA shareholder’s tax basis in MYC or MCA common shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if MYC or MCA shareholder’s holding period for MYC or MCA common shares is more than one year as of the date the Reorganizations are consummated.

•

The Acquiring Fund’s tax basis in MYC’s and MCA’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of MYC and MCA immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by MYC or MCA.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of MYC and MCA were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of MYC’s and MCA’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and MYC’s and MCA’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to MYC or MCA shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to MYC or MCA shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of MYC and MCA, which are expected to be subject to tax loss limitation rules because each Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because each Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of each Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Fund, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to MYC or MCA may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of MYC or MCA’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2021, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

MYC	MCA	Acquiring Fund (MUC)
N/A	$(11,843,149)	$(19,765,284)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of MYC or MCA or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of MYC or MCA whose losses are subject to the loss limitation rules would depend on many variables, including MYC or MCA’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, MYC or MCA would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic MYC or MCA shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganizations described under “Proposal 1: Reorganizations of the Funds,” the common shareholders and the VMTP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of the applicable Target Fund and assume substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VMTP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VMTP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. Each Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

The Acquiring Fund will continue to operate after the Reorganizations as a registered diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganizations, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganizations.

If the Issuance with respect to a Fund’s Reorganization(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VMTP Holders vote “FOR” each Issuance at the Special Meeting.

Each Issuance contemplated by Proposal 2(A) and Proposal 2(B) requires the affirmative vote of the holders of a majority of the Acquiring Fund common shares and Acquiring Fund VMTP Shares entitled to be cast voting as a single class.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding Target Fund VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

The affirmative vote of shareholders representing at least a majority of the outstanding Acquiring Fund common shares and Acquiring Fund VMTP Shares present at the Special Meeting or represented by proxy, voting together as a single class is required to approve each Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

MYC’s, MCA’s and the Acquiring Fund’s respective charter authorizes the issuance of 200,000,000 shares, respectively, par value $.10 per share, all of which were initially classified as common shares. The Board of each Fund is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of its common shareholders. Set forth below is information about each Fund’s outstanding preferred shares as of July 31, 2021.

Upon the Closing Date of the Reorganizations, a Target Fund VMTP Holder will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the VMTP Shares of the applicable Target Fund up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VMTP Share held by such Target Fund VMTP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in the VRDP Refinancing, including the same term redemption date of March 30, 2023.

In connection with the Reorganizations, the Acquiring Fund expects to issue 1,059 additional VMTP Shares to MYC VMTP Holders and 1,665 additional VMTP Shares to MCA VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 5,264 VMTP Shares outstanding. As a result of the Reorganizations, the Acquiring Fund’s Articles Supplementary will be amended to authorize an additional 2,724 VMTP Shares. Such amendment to the Acquiring Fund’s Articles Supplementary will include only changes related to the issuance of additional Acquiring Fund VMTP Shares in the Reorganizations. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s outstanding preferred shares as of July 31, 2021.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
MYC	VRDP Shares	1,059	Series W-7 – 1,059	None	1,059	5/19/2011	6/01/2041
MCA	VRDP Shares	1,665	Series W-7 – 1,665	None	1,665	4/21/2011	5/01/2041
Acquiring Fund (MUC)	VMTP Shares	2,540	Series W-7 – 2,540	None	2,540	3/22/2012	3/30/2023

The outstanding preferred shares of each Fund are fully paid and non-assessable, except as provided by each Fund’s respective charter, and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2021, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the MYC Reorganization was consummated as of July 31, 2021, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the MCA Reorganization was consummated as of July 31, 2021, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of July 31, 2021.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
MYC	VRDP Shares	1,059	$100,000	$105,900,000	$567,521,624	29.67%
MCA	VRDP Shares	1,665	$100,000	$166,500,000	$930,315,882	29.35%
Acquiring Fund (MUC)	VMTP Shares	2,540	$100,000	$254,000,000	$1,069,120,619	38.31%
Pro forma Combined Fund (MYC into MUC)	VMTP Shares	3,599	$100,000	$359,900,000	$1,636,642,243	35.29%
Pro forma Combined Fund (MCA into MUC)	VMTP Shares	4,205	$100,000	$420,500,000	$1,999,436,502	34.18%
Pro forma Combined Fund (MYC and MCA into MUC)	VMTP Shares	5,264	$100,000	$526,400,000	$2,566,958,126	33.17%

MYC and MCA have each issued VRDP Shares, $100,000 liquidation value per share, with a mandatory redemption date of June 1, 2041 and May 1, 2041, respectively. The Acquiring Fund has issued, and following the VRDP Refinancings MYC and MCA will issue, VMTP Shares, $100,000 liquidation value per share, with substantially identical terms. Please see “—Description of the Reorganizations” for additional information.

The VMTP Shares and VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2021 were as follows:

Fund	Rate
MYC	0.14%
MCA	0.14%
Acquiring Fund (MUC)	0.82%

If the Reorganization Agreements are each approved by the requisite shareholders, prior to the Closing Date of the Reorganizations, it is expected that MYC and MCA will issue VMTP Shares with terms substantially identical to the terms of the Acquiring Fund VMTP Shares and use the proceeds from such issuance to redeem all of the outstanding VRDP Shares of MYC and MCA, respectively. The MYC and MCA Shares that will be issued in connection with the VRDP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same redemption and paying agent as the outstanding Acquiring Fund VMTP Shares. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

In connection with the Reorganizations, the Acquiring Fund expects to issue 1,059 additional VMTP Shares to MYC VMTP Holders and 1,665 additional VMTP Shares to MCA VMTP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 5,264 VMTP Shares outstanding. Assuming all of the Reorganizations are approved by shareholders, and each VRDP Refinancing is completed prior to the Closing Date of the Reorganizations, upon the Closing Date of the Reorganizations, MYC and MCA VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYC or MCA VMTP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each MYC or MCA VMTP Share held by the MYC or MCA VMTP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings. The newly issued Acquiring Fund VMTP Shares may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganizations. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in the VRDP Refinancing, including the same term redemption date of March 30, 2023.

Description of the VMTP Shares of the Acquiring Fund

The Acquiring Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Acquiring Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The Acquiring Fund is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. Such term redemption date is March 30, 2023, unless extended. Six months prior to the term redemption date of the VMTP Shares, the Acquiring Fund is required to begin to segregate liquid assets with the Acquiring Fund’s custodian to fund the redemption. In addition, the Acquiring Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on the Acquiring Fund’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the Acquiring Fund’s VMTP Shares by the ratings agencies then rating the Acquiring Fund’s VMTP Shares. At the date of issuance, the Acquiring Fund’s VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the Acquiring Fund’s VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of December 6, 2021, the Acquiring Fund’s VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The Acquiring Fund’s VMTP Shares are assigned a long-term rating of AA from Fitch. The dividend rate on the Acquiring Fund’s VMTP Shares is subject to a step-up spread if the Acquiring Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. For the fiscal year ended July 31, 2021, the annualized dividend rate for the VMTP Shares of the Acquiring Fund was 0.82%.

The Acquiring Fund’s VMTP Shares are subject to certain restrictions on transfer, and the Acquiring Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the Acquiring Fund’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

For the Acquiring Fund, its VMTP Shares rank prior to the Acquiring Fund’s common shares as to the payment of dividends by the Acquiring Fund, and distribution of assets upon dissolution or liquidation of the Acquiring Fund. For the Acquiring Fund, the 1940 Act prohibits the declaration of any dividend on the Acquiring Fund’s common shares or the repurchase of the Acquiring Fund’s common shares if the Acquiring Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Acquiring Fund’s outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, the Acquiring Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Acquiring Fund’s VMTP Shares or repurchasing such shares if the Acquiring Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of the Acquiring Fund’s VMTP Shares have voting rights equal to the voting rights of the holders of the Acquiring Fund’s common shares (one vote per share) and will vote together with holders of the Acquiring Fund’s common shares (one vote per share) as a single class on certain matters. However, for the Acquiring Fund, the VMTP Shareholders, voting as a separate class, are also entitled to elect two directors to the Board of the Acquiring Fund. For the Acquiring Fund, VMTP Shareholders are also entitled to elect the smallest number of directors onto the Acquiring Fund’s board of directors that would constitute a majority if dividends on the VMTP Shares are not paid for a period of two years. VMTP Shareholders are also generally entitled to a separate class vote to amend the VMTP Shares’ governing documents as long as such amendment does not adversely affect the rights of holders of other classes of shares. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change the Acquiring Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Description of the VRDP Shares of MYC and MCA

If the Reorganization Agreements are approved by MYC and MCA shareholders, as applicable, prior to the Closing Date of the Reorganizations, it is expected that MYC and MCA will issue VMTP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund VMTP Shares and use the proceeds from such issuance to redeem all of outstanding VRDP Shares of MYC and MCA, respectively.

MYC’s and MCA’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by TD Bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). MYC and MCA each entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that requires a monthly liquidity fee payable to the liquidity provider. The Fee Agreement between MYC, MCA and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on July 2, 2022.

The Liquidity Facility requires the liquidity provider to purchase all MYC’s and MCA’s VRDP Shares tendered for sale that were not successfully remarketed. MYC and MCA are required to redeem its respective VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, MYC and MCA are required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for MYC or MCA is not renewed, and MYC and MCA do not arrange for a Purchase Agreement with an alternate liquidity provider, MYC’s and MCA’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Purchase Agreement. There is no assurance MYC or MCA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

VRDP Holders have the right to give notice on any business day to tender MYC’s and MCA’s VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. MYC’s and MCA’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. MYC and MCA may incur remarketing fees at the annual rate of 0.05% on the aggregate principal amount of the VRDP Shares.

MYC and MCA are required to redeem its VRDP Shares on June 1, 2041 and May 1, 2041, respectively, the mandatory redemption date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, each of MYC and MCA is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each of MYC and MCA is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MYC’s and MCA’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of MYC or MCA, as applicable. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Dividends on MYC’s and MCA’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes. At the date of issuance, the VRDP Shares of MYC and MCA were each assigned a long-term rating of Aa2 from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of December 6, 2021, the VRDP Shares of MYC and MCA were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares of MYC and MCA are assigned a long-term rating of AA from Fitch.

The short-term ratings on MYC’s and MCA’s VRDP Shares are F1+ with Fitch and A-1+ with S&P. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

MYC’s and MCA’s VRDP Shares are senior in priority to MYC’s and MCA’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The VRDP Shares will rank on parity with other preferred shares of MYC and MCA as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of MYC and MCA, respectively. The 1940 Act prohibits the declaration of any dividend on MYC’s and MCA’s common shares or the repurchase of MYC’s and MCA’s common shares prior to the declaration of any dividend on MYC’s and MCA’s VRDP Shares or redemption of MYC’s and MCA’s VRDP Shares if MYC and MCA fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, each of MYC and MCA is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if each of MYC and MCA fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

The VRDP Holders have voting rights equal to MYC’s and MCA’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, the VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for MYC and MCA, respectively. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of MYC and MCA, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of MYC and MCA, (b) change MYC’s and MCA’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

As of December 6, 2021, the MYC and MCA VRDP Shares were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The annualized dividend rate of the MYC and MCA VRDP Shares as of July 31, 2021 was as follows:

Fund	Rate
MYC	0.14%
MCA	0.14%

If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by MYC and MCA after six months of continuous, unsuccessful remarketing.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and similar investment strategies, each Fund is subject to similar investment risks. With respect to the differences in risks, those risks of MYC and/or MCA that are not shared with the Acquiring Fund are generally as a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of MYC and MCA currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund currently leverages its assets through the use of VMTP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets after the Closing Date of the Reorganizations through the use of VMTP Shares and TOBs. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interests in municipal TOBs (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Risk Factors and Special Considerations Relating to California Municipal Bonds. The Fund ordinarily will invest in California municipal bonds; therefore, it is more susceptible to factors adversely affecting issuers of California municipal bonds than is a municipal bond fund that is not concentrated in issuers of California municipal bonds to this degree. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance. The Fund and the Advisors are unable to predict what impact these issues may have on the Fund. California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. There can be no assurance that there will not be a decline in economic conditions or that the particular California municipal securities in the Fund will not be adversely affected by any such changes. For additional information on California specific risk, please see Appendix E to this Proxy Statement.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds Risks. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Code, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Alternative Minimum Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Acquiring Fund. The suitability of an investment in the Acquiring Fund will depend upon a comparison of the after tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates, including the Federal Reserve’s recent lowering of the target for the federal funds rate to a range of 0%-0.25% as part of its efforts to ease the economic effects of the coronavirus pandemic. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VMTP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on common shares or any VMTP Shares then outstanding and could result in the redemption of some or all of any VMTP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the common shareholders. The Acquiring Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the common shareholders. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the common shareholders than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Acquiring Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance where the Acquiring Fund had not reduced any of its outstanding leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Acquiring Fund currently utilizes leverage through the issuance of VMTP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VMTP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VMTP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

In addition to the foregoing, the use of leverage treated as indebtedness of the Acquiring Fund for U.S. federal income tax purposes may reduce the amount of Acquiring Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Acquiring Fund may utilize leverage through investment derivatives. The use of certain derivatives will require the Acquiring to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Acquiring Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s common shares and the returns to the common shareholders.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that common share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay the Acquiring Fund’s expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. With respect to an insured municipal security, insurance guarantees that interest payments on the municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix D, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s, BB or below by S&P or Fitch, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Municipal bonds may include zero-coupon bonds. Zero-coupon securities are bonds that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero-coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s common shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty are also subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Acquiring Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and volatility as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an Exchange (as defined herein) or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial illiquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Acquiring Fund will enter into a futures position only if, in the judgement of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The Acquiring Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. The Acquiring Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit enhancement.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which were subject to oversight by the CFTC) and security-based swaps (which were subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Although the CFTC and the prudential regulators have adopted and have begun implementing required regulations, the SEC rules were not finalized until December 2019 and firms have until October 2021 to come into compliance.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps.

Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, swaps (and both swaps and security-based swaps entered into with banks) are subject to margin requirements and swap dealers are required to collect margin from the Fund and post variation margin to the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps (as well as security-based swaps in addition to OTC swaps where the dealer is a bank or subsidiary of a bank holding company) will be phased-in through September 2021. The CFTC has not yet adopted capital requirements for swap dealers. As uncleared capital requirements for swap dealers and uncleared capital and margin requirements for security-based swaps are phased in and implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to the CFTC’s new capital regulations and to the new SEC regulations governing security-based swaps.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank- regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest income, if any. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long-term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The risks and uncertainties associated with these policy proposals are heightened by the 2018 U.S. federal election, which has resulted in different political parties controlling the U.S. House of Representatives, on the one hand, and the U.S. Senate and the Executive Branch, on the other hand. Additional risks arising from the differences in expressed policy preferences among the various constituencies in these branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have an adverse impact on companies in the Acquiring Fund’s portfolio and consequently on the value of their securities and the Acquiring Fund’s NAV.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Acquiring Fund cannot predict how any changes in the tax laws might affect its investors or the Acquiring Fund itself. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Acquiring Fund’s ability to qualify as a RIC or the U.S. federal income tax consequences to its investors and itself of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Acquiring Fund’s shares.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. The Acquiring Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Acquiring Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Acquiring Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Acquiring Fund may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Acquiring Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Acquiring Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Acquiring Fund’s performance or NAV.

Risks Associated with Recent Market Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Acquiring Fund’s investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact the Acquiring Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which the Acquiring Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Acquiring Fund invests will have an impact on the Acquiring Fund and its investments and will impact the Acquiring Fund’s ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which the Acquiring Fund’s service providers, including BlackRock, rely, and could otherwise disrupt the ability of employees of the Acquiring Fund’s service providers to perform critical tasks relating to the Acquiring Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Acquiring Fund’s investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The coronavirus pandemic has led to illiquidity and volatility in the municipal bond markets and may lead to downgrades in the credit quality of certain municipal issuers.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The decision made in the British referendum of June 23, 2016 to leave the EU, an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund and its investments to execute their respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Acquiring Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed-income, commercial paper and other markets, and providing tax breaks, among other actions. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Acquiring Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of BlackRock, Inc. (“BlackRock”), the ultimate parent company of the Investment Advisor, and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interests.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Acquiring Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Acquiring Fund prices its shares daily and therefore all assets, including assets valued at fair value, are valued daily.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring

Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. As a result, the Acquiring Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter and bylaws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board.

A DESCRIPTION OF THE FUNDS

MYC, MCA and the Acquiring Fund are each formed as a Maryland corporation pursuant to its charter and governed by the laws of the State of Maryland. MYC is a non-diversified, closed-end management investment company registered under the 1940 Act. Each of MCA and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

MYC was formed as a Maryland corporation governed by the laws of the State of Maryland on December 17, 1991, and commenced operations on February 28, 1992.

MCA was formed as a Maryland corporation governed by the laws of the State of Maryland on June 3, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on December 4, 1997, and commenced operations on February 27, 1998.

The Acquiring Fund common shares are listed on the NYSE as “MUC.” MYC’s common shares are listed on the NYSE as “MYC.” MCA’s common shares are listed on the NYSE as “MCA.”

Each of the Acquiring Fund, MYC and MCA have a July 31 fiscal year end.

Each of MYC and MCA has VRDP Shares outstanding, and the Acquiring Fund has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Directors and Officers

The Board of Directors (the “Board”) of each Fund currently consists of thirteen individuals (each, a “Board Member”), eleven of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)

Richard E. Cavanagh 1946	Co-Chair of the Board and Board Member (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Board Member (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Board Member (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 102 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Cynthia L. Egan 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Board Member (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	75 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Board Member (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
J. Phillip Holloman 1955	Board Member (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

R. Glenn Hubbard 1958	Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester 1951	Board Member (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Catherine A. Lynch 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Interested Board Members(5)

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)

Each Independent Board Member holds office until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, serve until their successor is elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(4)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(5)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)	Officers of the Funds service at the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, each of MYC and MCA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the total assets of the relevant Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2023. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a five basis point increase in the annual contractual investment management fee rate for each of MYC and MCA. Additionally, if either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2023, resulting in an actual investment management fee rate of 0.51% of the average daily net assets of the Combined Fund.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for MYC’s, MCA’s and the Acquiring Fund’s fiscal year ended July 31, 2021 available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2021, BlackRock’s assets under management were approximately $9.464 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of September 30, 2021, advised a registered closed-end family of 55 exchange-listed active funds with approximately $62.7 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2021, the firm had approximately 17,959 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

MYC is managed by a team of investment professionals led by Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA and Michael Perilli. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, O’Connor and Perilli have been members of MYC’s portfolio management team since 2006, 1992 and 2018 respectively. MCA is managed by a team of investment professionals led by Walter O’Connor, CFA and Michael Perilli. Each is responsible for the day-to-day management of MCA’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of MCA and/or selection of its investments. Messrs. O’Connor and Perilli have been members of MCA’s portfolio management team since 1997 and 2016, respectively.

The Acquiring Fund is managed by a team of investment professionals led by Walter O’Connor, CFA, Phillip Soccio, Michael Perilli and Kevin Maloney. Each is jointly responsible for the day-to-day management of the Acquiring Fund’s portfolio, which includes setting the Acquiring Fund’s overall investment strategy, overseeing the management of the Acquiring Fund and/or selection of its investments. Messrs. O’Connor, Soccio, Perilli and Maloney have been members of the Acquiring Fund’s portfolio management team since 2006, 2016, 2018 and 2018, respectively.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Michael Perilli, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Kevin Maloney	Vice President of BlackRock since 2019; Associate of BlackRock from 2014 to 2019; Analyst of BlackRock from 2011 to 2013.

Following the Reorganizations, it is expected that the Combined Fund will be managed by a team of investment professionals lead by Michael Perilli and Kevin Maloney.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Redemption and Paying Agent to Acquiring Fund VMTP Shares; Tender and Paying Agent to MYC and MCA VRDP Shares	The Bank of New York Mellon
Liquidity Provider to MYC and MCA VRDP Shares	Bank of America, N.A.
Remarketing Agent to MYC and MCA VRDP Shares	BofA Securities, Inc.
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VMTP Shares Redemption and Paying Agent; VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and/or redemption price disbursing agent with respect to the Acquiring Fund VMTP Shares and the MYC and MCA VRDP Shares, as applicable, and will serve in such capacity with respect to the MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancings and the VMTP Shares of the Combined Fund.

Target Fund VRDP Shares Liquidity Provider

The Toronto-Dominion Bank, acting through its New York branch (“TD Bank”), New York, New York 10019, serves as the liquidity provider for the MYC and MCA VRDP Shares.

Target Fund VRDP Shares Remarketing Agent

TD Securities (USA) LLC, New York, New York 10019, serves as the remarketing agent for the MYC and MCA VRDP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Acquiring Fund’s investment objective will be realized. The Acquiring Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Acquiring Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (previously defined as “California Municipal Bonds”). The Acquiring Fund’s investment policies provide that, the Acquiring Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (previously defined as the “Investment Advisor”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Acquiring Fund. The Acquiring Fund’s investment policies provide that at all times, except during temporary defensive periods, the Acquiring Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (previously defined as “Municipal Bonds”). The Acquiring Fund’s investment policies provide that, under normal market conditions, the Acquiring Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Acquiring Fund, as determined by the Investment Advisor, the Acquiring Fund may purchase Municipal Bonds.

The investment grade California Municipal Bonds and Municipal Bonds in which the Acquiring Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Investment Advisor. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment

Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Acquiring Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to the Acquiring Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in private activity bonds will vary from time to time.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

The Acquiring Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Acquiring Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Description of California Municipal Bonds and Municipal Bonds

California Municipal Bonds and Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. California Municipal Bonds and Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. California Municipal Bonds and Municipal Bonds may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. California Municipal Bonds and Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The municipal securities in which the Acquiring Fund invests are generally issued by the State of California, political subdivisions of the State of California, and authorities or other intermediaries of the State of California and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Advisors to be reliable, is exempt from regular federal income tax and California income taxes. The Advisors will not conduct their own analysis of the tax status of the interest paid by municipal securities held by the Acquiring Fund. The Acquiring Fund may also invest in municipal securities issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax and California income taxes. In addition to the types of municipal securities described in this Proxy Statement, the Acquiring Fund may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as California Municipal Bonds or Municipal Bonds, as applicable.

The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of security issuers to meet interest and principal payments. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding municipal securities, both within a particular classification and between classifications, depending on numerous factors.

Obligations of issuers of California Municipal Bonds and Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its California Municipal Bonds or Municipal Bonds may be materially affected. In addition, legislation may be enacted in the future that may affect the availability of California Municipal Bonds and Municipal Bonds for investment by the Acquiring Fund. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer’s obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Acquiring Fund’s qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

General Obligation Bonds. California Municipal Bonds and Municipal Bonds include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. California Municipal Bonds and Municipal Bonds include revenue bonds, which are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Moral Obligation Bonds. California Municipal Bonds and Municipal Bonds include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. California Municipal Bonds and Municipal Bonds include participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Acquiring Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult.

Certificates of Participation. California Municipal Bonds and Municipal Bonds include certificates of participations, which represent an undivided interests in unmanaged pools of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Acquiring Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Zero Coupon Bonds. California Municipal Bonds and Municipal Bonds include zero-coupon bonds, which are bonds that do not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Acquiring Fund would be required to distribute the income on any of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common stockholders.

Pre-Refunded Municipal Securities. California Municipal Bonds and Municipal Bonds include pre-refunded municipal securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. California Municipal Bonds and Municipal Bonds include private activity bonds, formerly referred to as industrial development bonds, which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts. California Municipal Bonds and Municipal Bonds include special taxing districts, which are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities

The Acquiring Fund may purchase California Municipal Bonds and Municipal Bonds on a “when-issued” basis and may purchase or sell California Municipal Bonds and Municipal Bonds on a “forward commitment” basis or on a “delayed delivery basis.” When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Acquiring Fund expects to enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund entered into a transaction on a when-issued or forward commitment basis, it expects to segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Temporary Investments

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor or the Sub-Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government Securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. To the extent the Acquiring Fund invests in Temporary Investments, the Acquiring Fund may not at such times be in a position to achieve its investment objective of tax-exempt income. To the extent the Acquiring Fund invests in Temporary Investments, the Acquiring Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1) U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. The Acquiring Fund expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. The Acquiring Fund’s investment policies provide that it may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Acquiring Fund’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such California Municipal Bonds and Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (‘‘municipal paper’’) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date.

The adjustments typically are based upon SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

The Acquiring Fund’s investment policies provide that the Temporary Investments and VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor or the Sub-Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor or the Sub-Advisor, market conditions warrant.

Strategic Transactions and Other Management Techniques

The Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Acquiring Fund to use them successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated liquid high grade assets or offsetting transactions, the Acquiring Fund and the Advisors believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Acquiring Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Futures Contracts and Options on Futures Contracts. The Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

Calls on Securities Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on California Municipal Bonds and Municipal Bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price.

The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Acquiring Fund’s investment policies provide that it may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to California Municipal Bonds and Municipal Bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Acquiring Fund may also sell puts on California Municipal Bonds and Municipal Bonds, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Acquiring Fund’s investment policies provide that it will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Acquiring Fund would exceed 5% of the market value of the Acquiring Fund’s total assets.

Restrictions on OTC Options. The Acquiring Fund’s investment policies provide that it will engage in transactions in OTC Options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC Options and assets used to cover OTC Options written by the Acquiring Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Municipal Market Data Rate Locks. The Acquiring Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Acquiring Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Acquiring Fund. The Acquiring Fund will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Restricted and Illiquid Securities

Certain of the Acquiring Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Lending of Securities

The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of the Acquiring Fund if, as a result, the aggregate value of all securities loans of the Acquiring Fund exceeds one-third of the value of the Acquiring Fund’s total assets (including the value of the collateral received). The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor (the “collateral investment expenses”), however, BIM has agreed to cap the collateral investment expenses the Acquiring Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Acquiring Fund retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year set forth in the securities lending agreement, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

Leverage

The Acquiring Fund currently leverages its assets through the use of preferred shares and tender option bonds. The Acquiring Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s managed assets, which includes the proceeds from leverage. Any leveraging strategy the Acquiring Fund employs may not be successful. See “Risks—Leverage Risk.” The Acquiring Fund currently leverages its assets through tender option bonds transactions. See “Risks—Tender Option Bond Risk” for details about the risks associated with the Acquiring Fund’s use of TOB Residuals.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 38.8% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 0.77%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.30% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.8% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 0.77%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.8)%	(8.7)%	(0.5)%	7.7%	15.8%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VMTP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VMTP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Acquiring Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s)

that transferred municipal bonds to the TOB Trust. The Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investor Advisor or its affiliates (“BlackRock-advised Funds”) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it expects to establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Borrowings

The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3%of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock. Borrowings by the Acquiring Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, the Acquiring Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each of MCA and the Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that each such Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

MYC is classified as non-diversified within the meaning of the 1940 Act, which means that such Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer.

To the extent that a Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Each Fund’s VMTP Shares or VRDP Shares, as applicable, are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VMTP Shares or VRDP Shares, as applicable and related documents, including the terms of the liquidity facility supporting the VMTP Shares or VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

MYC’s Investment Objective and Policies

MYC’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. MYC seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MYC’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from California income taxes (previously defined as “California Municipal Bonds”). MYC also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (previously defined as “Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds. MYC may invest directly in such securities or synthetically through the use of derivatives. In general, MYC does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from California income taxes. From time to time, MYC may realize taxable capital gains.

MYC’s investment objective and its policy of investing at least 80% of an aggregate of MYC’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that MYC’s investment objective will be realized.

MYC may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in MYC to an alternative minimum tax. The percentage of MYC’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MYC expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (previously defined as the “Investment Advisor”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Fund may invest. Insurance is expected to protect MYC against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MYC or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MYC may invest.

MYC may invest up to 20% of its total assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which MYC may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MYC’s initial investment in such security. In the event that MYC disposes of a portfolio security subsequent to its being downgraded, MYC may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MYC portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MYC’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as MYC, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as MYC.

For temporary periods or to provide liquidity, MYC has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MYC reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MYC also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” MYC’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of MYC’s stockholders. MYC is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MYC may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MYC receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from California income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by MYC’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MYC ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, MYC may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MYC.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MYC invests.

Tender Option Bond Transactions

MYC currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MYC will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MYC. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to fund(s) that transferred municipal bonds to the TOB Trust. MYC may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). MYC, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. MYC contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MYC ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-advised Funds may contribute municipal bonds to a TOB Trust into which MYC has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MYC, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MYC generally provide MYC with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MYC may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for MYC to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MYC that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MYC (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MYC may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MYC’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MYC upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MYC) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MYC may invest in a TOB Trust on either a non-recourse or recourse basis. When MYC invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MYC invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MYC is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MYC invests in a recourse TOB Trust, MYC will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of MYC that are deposited into a TOB Trust are investments of MYC and are presented on MYC’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MYC’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by MYC on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MYC. In addition, under accounting rules, loans made to a TOB Trust sponsored by MYC may be presented as loans of MYC in MYC’s financial statements even if there is no recourse to MYC’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts, increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require MYC to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, MYC that are not owned by MYC. The use of TOB Residuals may also require MYC to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. MYC reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MYC’s ability to enter into or manage TOB Trust transactions.

Hedging Transactions

MYC may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While MYC’s use of hedging strategies is intended to reduce the volatility of the net asset value of MYC’s shares of common stock, the net asset value of MYC’s shares of common stock will fluctuate. No assurance can be given that MYC’s hedging transactions will be effective. MYC only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. MYC has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by Moody’s and Fitch, MYC’s use of options and certain financial futures and options thereon will be subject to the limitations described under “Description of VRDP Shares—Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage.”

Financial Futures Transactions and Options. MYC is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MYC’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MYC’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MYC may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MYC deals in financial futures contracts based on a long-term Municipal Bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

MYC may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. MYC may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

MYC also may engage in other futures contracts transactions such as futures contracts on other Municipal Bond indices that may become available if the Advisors should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which MYC invests to make such hedging appropriate.

Futures Strategies. MYC may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MYC’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of MYC’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MYC’s Municipal Bond investments that are being hedged. While MYC will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of MYC to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to MYC. Employing futures as a hedge also may permit MYC to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MYC intends to purchase Municipal Bonds, MYC may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, which may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal

Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by MYC. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MYC may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, MYC will purchase a call option on a futures contract to hedge against a market advance when MYC is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MYC will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MYC’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge MYC’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MYC will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of Municipal Bonds which MYC intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

Under regulations of the CFTC, the futures trading activity described herein will not result in MYC being deemed a “commodity pool” and MYC need not be operated by a person registered with the CFTC as a “commodity pool operator.”

When MYC purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Other Investment Policies

MYC has adopted certain other policies as set forth below.

Temporary Investments

MYC may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MYC may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MYC may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time MYC purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MYC during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MYC to invest temporarily available cash. MYC may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MYC may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MYC is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that MYC is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MYC could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MYC. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MYC to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MYC and a corporation. There is no secondary market for such notes. However, they are redeemable by MYC at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MYC’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (”municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MYC may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Interest Rate Swap Transactions

In order to seek to hedge the value of MYC against interest rate fluctuations, to hedge against increases in MYC’s costs associated with the dividend payments on any Preferred Shares, or to seek to increase MYC’s return, MYC may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that MYC enters into these transactions, MYC expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MYC anticipates purchasing at a later date. MYC may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, MYC also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase MYC’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

MYC may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, MYC exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by MYC and increase MYC’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

MYC also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits MYC to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, MYC can create a synthetic long or short position, allowing MYC to select the most attractive part of the yield curve. An MMD Swap is a contract between MYC and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MYC buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MYC equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MYC will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by MYC, which would cause MYC to make payments to its counterparty in the transaction that could adversely affect MYC’s performance.

MYC has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of MYC’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and MYC will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

MYC may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MYC. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MYC may be either the buyer or seller in the transaction. If MYC is a buyer and no credit event occurs, MYC may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MYC generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MYC would effectively add leverage to its portfolio because, in addition to its total net assets, MYC would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MYC had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MYC will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisors to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. MYC’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to MYC). MYC will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to MYC’s exposure (any accrued but unpaid net amounts owed by MYC to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that t MYC has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of MYC’s portfolio. Such segregation will not limit MYC’s exposure to loss.

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. MYC may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide MYC with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven

(7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. MYC would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. MYC has been advised by its counsel that MYC should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as MYC does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that MYC will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven (7) days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The Temporary Investments, VRDOs and Participating VRDOs in which MYC may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Advisors. In addition, MYC reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Advisors, market conditions warrant.

Repurchase Agreements

MYC may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government Securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MYC’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MYC is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MYC might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MYC may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, The Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Borrowings

MYC is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MYC is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase Preferred Shares. Borrowings by MYC (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, MYC will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to MYC.

MCA’s Investment Objective and Policies

MCA’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. MCA seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from California income taxes (previously defied as “California Municipal Bonds”). MCA also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (previously defined as “Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds. MCA may invest directly in such securities or synthetically through the use of derivatives. In general, MCA does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from California income taxes. From time to time, MCA may realize taxable capital gains.

MCA’s investment objective and its policy of investing at least 80% of an aggregate of MCA’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MCA (as defined in the 1940 Act). There can be no assurance that MCA’s investment objective will be realized.

MCA may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of MCA’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MCA expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (previously defined as the “Investment Advisor”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MCA may invest. Insurance is expected to protect MCA against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MCA or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Fund may invest.

MCA may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which MCA may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MCA’s initial investment in such security. In the event that MCA disposes of a portfolio security subsequent to its being downgraded, MCA may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MCA’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MCA’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as MCA, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as MCA.

For temporary periods or to provide liquidity, MCA has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MCA reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MCA also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. MCA’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of MCA without the approval of MCA’s stockholders. MCA is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MCA may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MCA receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from California income taxes (previously defined as “Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by

MCA’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MCA ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MCA.

MCA may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to MCA’s investment restrictions.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MCA invests.

Tender Option Bond Transactions

MCA currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MCA will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MCA. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to fund(s) that transferred municipal bonds to the TOB Trust. MCA may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). MCA, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. MCA contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MCA ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-advised Funds may contribute municipal bonds to a TOB Trust into which MCA has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MCA, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MCA generally provide MCA with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MCA may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for MCA to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MCA that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MCA (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MCA may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MCA’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MCA upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MCA) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MCA may invest in a TOB Trust on either a non-recourse or recourse basis. When MCA invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MCA invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MCA is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MCA invests in a recourse TOB Trust, MCA will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of MCA that are deposited into a TOB Trust are investments of MCA and are presented on MCA’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MCA’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by MCA on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MCA. In addition, under accounting rules, loans made to a TOB Trust sponsored by MCA may be presented as loans of MCA in MCA’s financial statements even if there is no recourse to MCA’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts, increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require MCA to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, MCA that are not owned by MCA. The use of TOB Residuals may also require MCA to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. MCA reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MCA’s ability to enter into or manage TOB Trust transactions.

Hedging Transactions

MCA may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While MCA’s use of hedging strategies is intended to reduce the volatility of the net asset value of MCA’s shares of common stock, the net asset value of MCA’s shares of common stock will fluctuate. No assurance can be given that MCA’s hedging transactions will be effective. MCA only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. MCA has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by Moody’s and Fitch, MCA’s use of options and certain financial futures and options thereon will be subject to the limitations described under “Rating Agency Guidelines.”

Financial Futures Transactions and Options. MCA is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MCA’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MCA’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MCA may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MCA deals in financial futures contracts based on a long-term Municipal Bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

MCA may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. MCA may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

MCA also may engage in other futures contracts transactions such as futures contracts on other Municipal Bond indices that may become available if the Advisors should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which MCA invests to make such hedging appropriate.

Futures Strategies. MCA may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MCA’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal

Bonds. As such values decline, the value of MCA’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MCA’s Municipal Bond investments that are being hedged. While MCA will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of MCA to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to MCA. Employing futures as a hedge also may permit MCA to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MCA intends to purchase Municipal Bonds, MCA may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by MCA. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MCA may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, MCA will purchase a call option on a futures contract to hedge against a market advance when MCA is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MCA will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in MCA’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MCA will purchase a put option on a futures contract to hedge MCA’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MCA will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which MCA intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

Under regulations of the CFTC, the futures trading activity described herein will not result in MCA being deemed a “commodity pool” and MCA need not be operated by a person registered with the CFTC as a “commodity pool operator.”

When MCA purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Other Investment Policies

MCA has adopted certain other policies as set forth below.

Temporary Investments

MCA may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MCA may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MCA may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MCA may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time MCA purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MCA during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MCA to invest temporarily available cash. MCA may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MCA may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MCA is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that t MCA is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MCA could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MCA. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MCA to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MCA and a corporation. There is no secondary market for such notes. However, they are redeemable by MCA at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MCA’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MCA may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Interest Rate Swap Transactions

In order to seek to hedge the value of MCA against interest rate fluctuations, to hedge against increases in MCA’s costs associated with the dividend payments on any Preferred Shares, or to seek to increase MCA’s return, MCA may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that MCA enters into these transactions, MCA expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MCA anticipates purchasing at a later date. MCA may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, MCA also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase MCA’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

MCA may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, MCA exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by MCA and increase MCA’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

MCA also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits MCA to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, MCA can create a synthetic long or short position, allowing MCA to select the most attractive part of the yield curve. An MMD Swap is a contract between MCA and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MCA buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MCA equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MCA will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by MCA, which would cause MCA to make payments to its counterparty in the transaction that could adversely affect MCA’s performance.

MCA has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of MCA’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and MCA will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

MCA may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MCA. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MCA may be either the buyer or seller in the transaction. If MCA is a buyer and no credit event occurs, MCA may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MCA generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MCA would effectively add leverage to its portfolio because, in addition to its total net assets, MCA would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MCA had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MCA will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisors to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations. MCA’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to MCA). MCA will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to MCA’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that MCA has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of MCA’s portfolio. Such segregation will not limit MCA’s exposure to loss.

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. MCA may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide MCA with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. MCA would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. MCA has been advised by its counsel that MCA should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven (7) days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The Temporary Investments, VRDOs and Participating VRDOs in which MCA may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Advisors. In addition, MCA reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Advisors, market conditions warrant.

Repurchase Agreements

MCA may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government Securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MCA’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MCA is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MCA might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MCA may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, The Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Borrowings

MCA is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MCA is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Shares pursuant to tender offers or otherwise to redeem or repurchase Preferred Shares. Borrowings by MCA (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, MCA will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Lending of Securities

See “The Acquiring Fund’s Investments—Lending of Securities” for a discussion of the securities lending arrangements applicable to MCA.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding MYC, MCA and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VMTP Shares or VRDP Shares, as applicable, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares) unless all accumulated dividends on preferred shares have been paid and the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of December 7, 2021.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MYC	Common Shares	199,992,141	0	21,419,494
MCA	Common Shares	199,987,335	0	34,405,717
Acquiring Fund (MUC)	Common Shares	199,981,940	0	41,041,435

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

MYC	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/2021	$15.70	$14.73	$16.61	$16.06	(5.5)%	(8.3)%
7/31/2021	$15.83	$15.05	$16.70	$16.41	(5.2)%	(8.3)%
4/30/2021	$15.26	$14.39	$16.55	$16.07	(7.8)%	(10.5)%
1/31/2021	$14.81	$13.81	$16.39	$15.79	(9.6)%	(12.5)%
10/31/2020	$14.79	$13.78	$16.22	$15.69	(8.8)%	(12.2)%
7/31/2020	$14.46	$13.03	$16.24	$14.82	(11.0)%	(12.1)%
4/30/2020	$14.85	$10.98	$16.36	$13.65	(9.2)%	(19.6)%
1/31/2020	$14.72	$13.88	$16.10	$15.64	(8.6)%	(11.3)%
10/31/2019	$14.82	$13.13	$15.75	$15.74	(5.9)%	(16.6)%

MCA	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/2021	$16.23	$15.00	$16.30	$15.89	(0.4)%	(5.6)%
7/31/2021	$15.98	$14.98	$16.51	$16.24	(3.2)%	(7.8)%
4/30/2021	$15.22	$14.33	$16.49	$15.92	(7.7)%	(10.0)%
1/31/2021	$15.09	$14.41	$16.40	$15.74	(8.0)%	(8.5)%
10/31/2020	$15.12	$14.35	$16.18	$15.68	(6.6)%	(8.5)%
7/31/2020	$14.74	$12.90	$16.09	$14.73	(8.4)%	(12.4)%
4/30/2020	$14.88	$11.38	$16.22	$14.64	(8.3)%	(22.3)%
1/31/2020	$14.75	$14.04	$16.22	$15.83	(9.1)%	(11.3)%
10/31/2019	$14.65	$13.89	$16.15	$15.81	(9.3)%	(12.1)%

Acquiring Fund (MUC)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/2021	$16.32	$15.03	$16.10	$15.61	1.37%	(3.7)%
7/31/2021	$16.22	$15.15	$16.14	$15.96	(0.5)%	(5.1)%
4/30/2021	$15.38	$14.63	$16.24	$15.70	(5.3)%	(6.8)%
1/31/2021	$15.00	$14.28	$16.16	$15.57	(7.2)%	(8.3)%
10/31/2020	$15.02	$13.89	$16.05	$15.67	(6.4)%	(11.4)%
7/31/2020	$14.67	$12.78	$15.95	$14.72	(8.0)%	(13.2)%
4/30/2020	$14.69	$11.15	$16.22	$14.51	(9.4)%	(23.2)%
1/31/2020	$14.49	$13.84	$16.02	$15.69	(9.6)%	(11.8)%
10/31/2019	$14.38	$12.61	$15.92	$15.70	(9.7)%	(19.7)%

For the periods shown in the tables above, the common shares of MUC has traded at both a premium and a discount and MYC and MCA have each traded at a discount.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 6, 2021.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
MYC	$14.90	$16.30	(8.6)%
MCA	$15.50	$16.10	(3.7)%
Acquiring Fund (MUC)	$15.67	$15.80	(0.8)%

To the extent MYC’s or MCA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, MYC’s or MCA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent

MYC’s or MCA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, MYC’s or MCA’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of MYC and MCA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganizations.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, MYC and MCA was $1.19, $1.10 and $1.21 per common share, respectively. Whenever preferred shares, including VRDP or VMTP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of December 7, 2021, each Fund had the following number of common shareholders:

Title of Class	Number of MYC Record Holders	Number of MCA Record Holders	Number of MUC Record Holders
Common Stock	21,419,494	34,405,717	41,041,435

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects the fees and expenses incurred by each of MYC, MCA and the Acquiring Fund during the 12-month period ended July 31, 2021 (audited) and the pro forma expenses for the 12-month period ended July 31, 2021 for each possible Combined Fund assuming the Reorganizations took place on August 1, 2020.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	MYC	MCA	Acquiring Fund (MUC)	Combined Fund (MYC into MUC)	Combined Fund (MCA into MUC)	Combined Fund (MYC and MCA into MUC)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.80%	0.83%	0.90%	0.89%(5)	0.90%(5)	0.90%(5)
Other Expenses	0.35%	0.34%	0.07%	0.06%	0.06%	0.05%
Interest Expense(6)	0.25%	0.29%	0.49%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses(6)	1.40%	1.46%	1.46%	1.42%	1.43%	1.42%
Fee Waivers and/or Expense Reimbursements(4)	—	—	—	(0.06)%(5)	(0.07)%(5)	(0.07)%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.40%	1.46%	1.46%	1.36%	1.36%	1.35%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions. For MYC and the Acquiring Fund, participants that request a sale of shares are subject to a $0.02 per share brokerage commission. For MCA, participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

Each of MYC and MCA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV. If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. The Combined Fund will have a higher annual contractual investment management fee rate than each Target Fund and the same annual contractual investment management fee rate as the Acquiring Fund. Additionally, if either of the Reorganizations are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2023, resulting in an actual investment management fee rate of 0.51% of the average daily net assets of the Combined Fund.

(4)

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)

If either of the Reorganizations are consummated, the Investment Advisor has contractually agreed to waive a portion of its investment management fee equal to an annual rate of 0.04% of the average daily net assets (as defined above) of the Combined Fund through June 30, 2023. The Combined Fund Contractual Waiver may be terminated prior to June 30, 2023 only by action of a majority of the Independent Board Members or by a vote of the Combined Fund’s outstanding voting securities.

(6)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares and VRDP Shares, as applicable, because the VMTP Shares and VRDP Shares, as applicable, are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding interest expense) for the Funds are presented below:

MYC	MCA	Acquiring Fund (MUC)	Pro forma Combined Fund (MYC into MUC)	Pro forma Combined Fund (MCA into MUC)	Pro forma Combined Fund (MYC and MCA into MUC)
1.15%	1.17%	0.97%	0.89%	0.89%	0.88%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the MYC Reorganization is completed (ii) only the MCA Reorganization is completed and (iii) all of the Reorganizations are completed with the costs of investing in MYC, MCA and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
MYC	$14	$44	$77	$168
MCA	$15	$46	$80	$175
Acquiring Fund (MUC)	$15	$46	$80	$175
Pro forma Combined Fund (MYC into MUC)	$14	$44	$77	$170
Pro forma Combined Fund (MCA into MUC)	$14	$45	$78	$171
Pro forma Combined Fund (MYC and MCA into MUC)	$14	$44	$77	$170

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations of MYC and MCA into the Acquiring Fund are estimated to be approximately $345,553 and $383,333, respectively, of which the Investment Advisor will bear approximately $60,009 and $42,974, respectively. For each of MYC and MCA, the costs of its Reorganization include estimated VRDP Refinancing costs of $79,450 and $79,450, respectively, which are expected to be amortized over one year by the Combined Fund. For the Acquiring Fund, the expenses of the applicable Reorganizations are estimated to be approximately $375,545, of which the Investment Advisor will bear approximately $110,355. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of MYC and MUC as of July 31, 2021 and the pro forma capitalization of the Combined Fund assuming only the MYC Reorganization was consummated as of July 31, 2021; (ii) the capitalization of MCA and MUC as of July 31, 2021 and the pro forma capitalization of the Combined Fund assuming only the MCA Reorganization was consummated as of July 31, 2021; and (iii) the capitalization of the Funds as of July 31, 2021 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of July 31, 2021.

Capitalization of MYC and MUC as of July 31, 2021 and pro forma capitalization of the Combined Fund assuming only the MYC Reorganization is consummated (unaudited)

	MYC	Acquiring Fund (MUC)	Adjustments		Pro forma Combined Fund (MYC into MUC)
Net Assets Attributable to:
Common Shares(1)	$356,930,948	$662,976,070	$(6,318,650	)(2)	$1,013,588,368
VMTP/VRDP Shares	$105,900,000	$254,000,000	—		$359,900,000
Shares Outstanding
Common Shares	21,419,494	41,011,636	559,584	(3)	62,990,714
VMTP/VRDP Shares	1,059	2,540			3,599
NAV per Common Share	$16.66	$16.17	—		$16.09
Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	—		$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2021.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $550,735, of which $285,545 was attributable to MYC, and $265,190 was attributable to the Acquiring Fund. Additionally, for MYC, the costs for the MYC VRDP Refinancing are estimated to be $79,450. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VMTP Shares by the Combined Fund. Reflects undistributed net investment income (previously defined as “UNII”) of $4,655,383, of which $1,865,773 was attributable to MYC and $2,789,610 was attributable to the Acquiring Fund. Reflects Undistributed Long Term Capital Gains of $1,112,532 attributed to MYC.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of MCA and MUC as of July 31, 2021 and pro forma capitalization of the Combined Fund assuming only the MCA Reorganization is consummated (unaudited)

	MCA	Acquiring Fund (MUC)	Adjustments		Pro forma Combined Fund (MCA into MUC)
Net Assets Attributable to:
Common Shares(1)	$567,265,718	$662,976,070	$(5,718,730	)(2)	$1,224,523,058
VMTP/VRDP Shares	$166,500,000	$254,000,000	—		$420,500,000
Shares Outstanding			—
Common Shares	34,405,717	41,011,636	682,162	(3)	76,099,515
VMTP/VRDP Shares	1,665	2,540			4,205
NAV per Common Share	$16.49	$16.17	—		$16.09
Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	—		$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2021.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $605,549, of which $340,359 was attributable to MCA and $265,190 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally, for MCA, the costs for the MCA VRDP Refinancing are estimated to be $79,450. These costs will be amortized over the life of the VMTP Shares by the Combined Fund. Reflects UNII of $5,113,181, of which $2,323,571 was attributable to MCA and $2,789,610 was attributable to the Acquiring Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of July 31, 2021 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

	MYC	MCA	Acquiring Fund (MUC)	Adjustments		Pro forma Combined Fund (MYC and MCA into MUC)
Net Assets Attributable to:
Common Shares(1)	$356,930,948	$567,265,718	$662,976,070	$(8,982,580	)(2)	$1,578,190,156
VMTP/VRDP Shares	$105,900,000	$166,500,000	$254,000,000	—		$526,400,000
Shares Outstanding				—
Common Shares	21,419,494	34,405,717	41,011,636	1,241,746	(3)	98,078,593
VMTP/VRDP Shares	1,059	1,665	2,540			5,264
NAV per Common Share	$16.66	$16.49	$16.17	—		$16.09
Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	$100,000	—		$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2021.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $891,095, of which $285,545 was attributable to MYC, $340,359 was attributable to MCA, and $265,190 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Additionally, for each of MYC and MCA, the costs for the respective VRDP Refinancing are estimated to be $79,450. These costs will be amortized over the life of the VMTP Shares by the Combined Fund. Reflects UNII of $6,978,954, of which $1,865,773 was attributable to MYC, $2,323,571 was attributable to MCA and $2,789,610 was attributable to the Acquiring Fund. Reflects Undistributed Long Term Capital Gains of $1,112,532 attributed to MYC.

(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock MuniYield California Fund, Inc. (MYC)

The Financial Highlights table is intended to help you understand MYC’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MYC. The total returns in the table represent the rate an investor would have earned or lost on an investment in MYC (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, MYC’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2021 and the Report of the Independent Registered Public Accounting Firm thereon appear in MYC’s Annual Report for the fiscal year ended July 31, 2021, which is available upon request.

Please see next page for Financial Highlights Table

Financial Highlights (continued)

MYC Financial Highlights

	MYC
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.24	$15.62	$15.11	$15.61	$17.07

Net investment income(a)	0.55	0.51	0.56	0.66	0.74
Net realized and unrealized gain (loss)	0.39	0.69	0.70	(0.41)	(1.10)

Net increase (decrease) from investment operations	0.94	1.20	1.26	0.25	(0.36)

Distributions to Common Shareholders(b)
From net investment income	(0.52)	(0.51)	(0.60)	(0.69)	(0.80)
From net realized gain	—	(0.07)	(0.15)	(0.06)	(0.30)

Total distributions to Common Shareholders	(0.52)	(0.58)	(0.75)	(0.75)	(1.10)

Net asset value, end of year	$16.66	$16.24	$15.62	$15.11	$15.61

Market price, end of year	$15.52	$14.46	$14.11	$13.19	$15.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.23%	8.33%	9.34%	2.02%	(1.83)%

Based on market price	11.15%	6.78%	13.15%	(9.91)%	(4.96)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.40%	2.11%	2.64%	2.26%	2.08%

Total expenses after fees waived and/or reimbursed.	1.40%	2.11%	2.64%	2.26%	2.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.15%	1.17%	0.98%	0.94%	0.96%

Net investment income to Common Shareholders	3.40%	3.27%	3.72%	4.32%	4.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$356,887	$347,799	$334,652	$323,745	$334,456

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$437,003	$428,422	$416,008	$405,708	$415,823

Borrowings outstanding, end of year (000)	$104,691	$104,691	$122,165	$114,108	$122,501

Portfolio turnover rate.	26%	50%	45%	37%	34%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares.

(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017
Expense ratios	0.89%	0.93%	0.95%	0.94%	0.96%

BlackRock MuniYield California Quality Fund, Inc. (MCA)

The Financial Highlights table is intended to help you understand MCA’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MCA. The total returns in the table represent the rate an investor would have earned or lost on an investment in MCA (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, MCA’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2021 and the Report of the Independent Registered Public Accounting Firm thereon appear in MCA’s Annual Report for the fiscal year ended July 31, 2021, which is available upon request.

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Financial Highlights (continued)

MCA Financial Highlights

	MCA
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.08	$15.79	$15.27	$15.73	$16.77

Net investment income(a)	0.68	0.60	0.60	0.67	0.73
Net realized and unrealized gain (loss)	0.37	0.26	0.58	(0.45)	(0.94)

Net increase (decrease) from investment operations	1.05	0.86	1.18	0.22	(0.21)

Distributions to Common Shareholders(b)
From net investment income	(0.64)	(0.57)	(0.62)	(0.68)	(0.78)
From net realized gain	—	—	(0.04)	—	(0.05)

Total distributions to Common Shareholders	(0.64)	(0.57)	(0.66)	(0.68)	(0.83)

Net asset value, end of year	$16.49	$16.08	$15.79	$15.27	$15.73

Market price, end of year	$15.83	$14.74	$14.29	$13.30	$15.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.00%	5.98%	8.64%	1.86%	(0.92)%

Based on market price	12.06%	7.35%	12.87%	(8.07)%	(4.26)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.17%	1.15%	0.97%	0.93%	0.92%

Net investment income to Common Shareholders	4.19%	3.83%	3.96%	4.33%	4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$567,192	$553,263	$543,186	$525,532	$541,303

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$440,656	$432,290	$426,238	$415,635	$425,107

Borrowings outstanding, end of year (000)	$196,550	$199,050	$202,702	$214,550	$195,488

Portfolio turnover rate	8%	21%	27%	25%	37%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares.

(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017
Expense ratios	0.91%	0.91%	—%	—%	—%

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2021 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2021, which is available upon request.

Please see next page for Financial Highlights Table

Financial Highlights (continued)

The Acquiring Fund (MUC) Financial Highlights

	MUC
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.95	$15.56	$15.03	$15.53	$16.51

Net investment income(a)	0.65	0.58	0.57	0.64	0.69
Net realized and unrealized gain (loss)	0.21	0.35	0.54	(0.47)	(0.93)

Net increase (decrease) from investment operations	0.86	0.93	1.11	0.17	(0.24)

Distributions to Common Shareholders(b)
From net investment income	(0.65)	(0.54)	(0.57)	(0.67)	(0.74)
From net realized gain	—	—	(0.01)	—	—

Total distributions to Common Shareholders	(0.65)	(0.54)	(0.58)	(0.67)	(0.74)

Net asset value, end of year	$16.16	$15.95	$15.56	$15.03	$15.53

Market price, end of year	$16.09	$14.67	$14.00	$13.07	$14.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.78%	6.55%	8.17%	1.54%	(1.08)%

Based on market price	14.52%	8.92%	11.92%	(7.03)%	(4.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	2.11%	2.58%	2.38%	2.04%

Total expenses after fees waived and/or reimbursed	1.41%	2.05%	2.50%	2.29%	1.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.92%	0.92%	0.92%	0.93%	0.93%

Net investment income to Common Shareholders	4.11%	3.75%	3.82%	4.20%	4.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$662,892	$653,836	$637,822	$616,387	$636,865

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$254,000	$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$360,981	$357,416	$351,111	$342,672	$350,734

Borrowings outstanding, end of year (000)	$152,145	$158,512	$159,555	$185,905	$181,685

Portfolio turnover rate	4%	16%	24%	24%	19%

(a)	Based on average common shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2021 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MYC for the fiscal year ended July  31, 2021 are incorporated by reference herein to MYC’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MCA for the fiscal year ended July 31, 2021 are incorporated by reference herein to MCA’s annual report filed on Form N-CSR on October 4, 2021.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund common shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2021.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of each of the Funds, dated July 31, 2021, which is on file with the SEC and are available at no charge. Further information on obtaining the Annual Report may be found on pages iv-v of this Proxy Statement.

The Reorganizations are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services.

Each of MYC and MCA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the total assets of the relevant Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

With respect to MUC, the Investment Advisor has voluntarily agreed to waive its investment management fee on the proceeds of the VMTP Shares and tender option bond trusts (“TOB Trusts”) that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares) (the “MUC Voluntary Waiver”). The MUC Voluntary Waiver may be reduced or discontinued at any time without notice.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund. If either of the Reorganizations are consummated, the Investment Advisor has contractually agreed to waive a portion of its investment management fee equal to an annual rate of 0.04% of the average daily net assets (as defined above) of the Combined Fund through June 30, 2023 (the “Combined Fund Contractual Waiver”). The Combined Fund Contractual Waiver may be terminated prior to June 30, 2023 only by action of a majority of the Independent Board Members or by a vote of the Combined Fund’s outstanding voting securities.

The unaudited pro forma information set forth below as of July 31, 2021 is intended to present supplemental data as if the Reorganizations had been consummated on August 1, 2020.

As of July 31, 2021, MYC had approximately $356.9 million in net assets and approximately $567.5 million in managed assets, MCA had approximately $567.3 million in net assets and approximately $930.3 million in managed assets, and the Acquiring Fund had approximately $663.0 million in net assets and approximately $1,069.1 million in managed assets. The net assets of the Combined Fund as of July 31, 2021 would have been approximately $1,587.1 million on a pro forma basis. In the Reorganizations, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Target Fund in a Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the distribution of undistributed net investment income (although shareholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The amount of increased common shares of 57,203,713.59 was calculated based on net asset value of the Acquiring Fund common shares of $15.79 in exchange for common shares of the Target Fund.

Neither Reorganization is contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then MYC, MCA and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Funds and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

If a Reorganization Agreement is approved, prior to the applicable Reorganization, it is expected that all of the VRDP Shares of the respective Target Fund will be refinanced into Target Fund VMTP Shares, with terms substantially identical to those of the Acquiring Fund’s VMTP Shares. Each Reorganization is contingent upon the completion of the Target Fund’s respective VRDP Refinancing. If the respective VRDP Refinancing is not completed prior to the Closing Date of a Reorganization, then the Reorganization will not be consummated.

Upon the closing of the Reorganization, the Target Fund VMTP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VMTP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VMTP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VMTP Share held by such Target Fund VMTP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VMTP Share may be of the same series as the Acquiring Fund’s outstanding VMTP Shares or a substantially identical series. No fractional Acquiring Fund VMTP Shares will be issued. The terms of the Acquiring Fund VMTP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VMTP Shares and will rank on parity with the Acquiring Fund’s outstanding VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VMTP Shares will have the same term redemption date applicable to the outstanding Acquiring Fund VMTP Shares as of the Closing Date of the Reorganization. Such term redemption date is March 30, 2023, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VMTP Shares currently outstanding.

The newly issued Acquiring Fund VMTP Shares will have terms that are substantially identical to the terms of the currently outstanding MYC and MCA VMTP Shares to be issued in connection with the VRDP Refinancing, including the same term redemption date of March 30, 2023.

The unaudited pro forma information set forth below for the fiscal year ended July 31, 2021 is intended to present ratios and supplemental data as if each Reorganization had been consummated at August 1, 2020.

On a pro forma basis for the twelve months ended July 31, 2021, the proposed Reorganizations would result in an increase of $737,927 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting, audit fees, liquidity and remarketing fees) of $2,826,958 and an increase in investment advisory fee waivers of $685,979 on a pro forma basis for the twelve months ended July 31, 2021.

The net expense ratio (including interest expense) for MYC was 1.40% and MCA was 1.46%. The Acquiring Fund’s net expense ratio (including interest expense and after giving effect to the MUC Voluntary Waiver) was 1.41% as of July 31, 2021. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net expense ratio (including interest expense and after giving effect to the Combined Fund Contractual Waiver) are expected to be 1.35%.

On a pro forma basis for the twelve months ended July 31, 2021, the net expense ratio (excluding interest expense and after giving effect to the MUC Voluntary Waiver) of the Acquiring Fund, MYC and MCA were 0.92%, 1.15% and 1.17%, respectively, and the total annual portfolio operating expenses (excluding interest expense and without giving effect to the MUC Voluntary Waiver) for the Acquiring Fund, MYC and MCA were 0.97%, 1.15% and 1.17%, respectively. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net expense ratio (excluding interest expenses and after giving effect to the Combined Fund Contractual Waiver) is expected to be 0.88%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2021, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Reorganizations other than in the ordinary course of business.

Each Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganization: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expense, except that the Investment Advisor has agreed to bear a portion of the costs of the Reorganizations of each Fund. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (MYC)	Target Fund (MCA)	Acquiring Fund (MUC)
$345,553	$383,333	$375,545

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2021, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (MYC)	Target Fund (MCA)	Acquiring Fund (MUC)
$1,865,773	$2,323,571	$2,789,610

Capital Loss Carryforwards: As of July 31, 2021, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount
MYC	MCA	Acquiring Fund (MUC)
N/A	$(11,843,149)	$(19,765,284)

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Each of MYC’s, MCA’s and the Acquiring Fund’s charters and each Fund’s Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the applicable Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Charter of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

For the Acquiring Fund, a Board Member elected by the holders of capital stock may be removed from office with or without cause, but only by action taken by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of capital stock then entitled to vote in an election to fill that directorship. For each of MYC and MCA, a Board Member elected by the holders of capital stock may be removed with or without cause, but only by action taken by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of capital stock then entitled to vote in an election to fill that directorship.

Each Fund’s outstanding preferred shares, including VMTP Shares or VRDP Shares, as applicable, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at all times.

For each of MYC, MCA and the Acquiring Fund, each of MYC’s, MCA’s and the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of MYC, MCA or the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of MYC, MCA or the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of MYC, MCA or the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of MYC’s, MCA’s or the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of MYC, MCA or the Acquiring Fund entitled to vote thereon shall be required. If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VMTP Shares or VRDP Shares, as applicable, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VMTP Holders or VRDP Holders, as applicable.

With respect to MYC, MCA and the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, as documented pursuant to the filing of articles supplementary, and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws and filing of articles supplementary, the Board of MYC, MCA and the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. Each Fund’s bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of (A) the holders of any shares of preferred stock of such Fund (but only with respect to such preferred stock) and (B) any person acquiring shares of stock of such Fund in a control share acquisition if, prior to the acquisition, the person obtains approval of the Board exempting the acquisition from the MCSAA specifically, generally or generally by types, which exemption may include the person and the person’s affiliates or associates or other persons.

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

MYC was formed as a Maryland corporation governed by the laws of the State of Maryland on December 17, 1991, and commenced operations on February 28, 1992.

MCA was formed as a Maryland corporation governed by the laws of the State of Maryland on June 3, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on December 4, 1997, and commenced operations on February 27, 1998.

Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

CONVERSION TO OPEN-END FUND

For each of MYC, MCA and the Acquiring Fund, each of MYC’s, MCA’s and the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of each Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds have fixed the close of business on December 7, 2021 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	MYC	MCA	Acquiring Fund (MUC)
Common Shares	21,419,494	34,405,717	41,041,435
VMTP/VRDP Shares	1,059	1,665	2,540

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For each Fund, the presence in person or by proxy of the holders of the Fund’s shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of Shares, in which case the presence in person or by proxy of the holders of Shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but

(a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

MYC VMTP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

MCA VMTP Holders are being asked to consider Proposals 1(C) and 1(D) below. With respect to Proposals 1(C) and 1(D), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VMTP Holders are being asked to consider Proposals 1(E), 1(F), 2(A) and 2(B) below. With respect to Proposals 1(E), 1(F), 2(A) and 2(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of MYC are being asked to vote as a single class on a proposal to approve the MYC Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC’s assets and the assumption by the Acquiring Fund of substantially all of MYC’s	Majority of outstanding shares entitled to vote

Proposals	Required Approval of Shareholders
liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law. If the MYC Reorganization Agreement is approved, prior to the Closing Date of the MYC Reorganization, it is expected that MYC will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MYC’s outstanding VRDP Shares. If the MYC VRDP Refinancing is not completed prior to the Closing Date of the MYC Reorganization, then the MYC Reorganization will not be consummated.

Proposal 1(B): The VRDP Holders of MYC are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.	1940 Act Majority

Proposal 1(C): The common shareholders and VRDP Holders of MCA are being asked to vote as a single class on a proposal to approve the MCA Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA’s assets and the assumption by the Acquiring Fund of substantially all of MCA’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law. If the MCA Reorganization Agreement is approved, prior to the Closing Date of the MCA	Majority of outstanding shares entitled to vote

Proposals	Required Approval of Shareholders
Reorganization, it is expected that MCA will issue VMTP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VMTP Shares and use the proceeds from such issuance to redeem all of MCA’s outstanding VRDP shares. If the MCA VRDP Refinancing is not completed prior to the Closing Date of the MCA Reorganization, then the MCA Reorganization will not be consummated.

Proposal 1(D): The VRDP Holders of MCA are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization.	1940 Act Majority

Proposal 1(E): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.	1940 Act Majority

Proposal 1(F): The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MYC Issuance.	Majority of outstanding shares entitled to vote

Proposal 2(B): The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MCA Issuance.	Majority of outstanding shares entitled to vote

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2020 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in MYC	Aggregate Dollar Range of Common Shares in MCA	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MUC)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Independent Board Members
Michael J. Castellano	None	None	None	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Cynthia L. Egan	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	Over $100,000
Lorenzo A. Flores**	None	None	None	None
Stayce D. Harris***	None	None	None	None
J. Phillip Holloman***	None	None	None	None
R. Glenn Hubbard	None	None	None	Over $100,000
W. Carl Kester	None	None	None	Over $100,000
Catherine A. Lynch	None	None	None	Over $100,000
Karen P. Robards	None	None	None	Over $100,000
Interested Board Members
John M. Perlowski	None	None	None	Over $100,000
Robert Fairbairn	None	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

**	Appointed as a Board Member of each Fund effective July 30, 2021.

***	Appointed as a Board Member of each Fund effective June 10, 2021.

As of December 31, 2020, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of December 1, 2021, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

As of December 1, 2021, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares or VMTP Shares, as applicable, of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of December 7, 2021. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
MYC	First Trust Portfolios, L.P.	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,077,049	5.03%	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before December 7, 2021.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of the common shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of MYC, MCA and the Acquiring Fund were filed with the SEC on November 2, 2021. Shareholders may obtain copies of such documents as described on pages v-vi of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December 22, 2021, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson LLC will be paid approximately $54,200, $80,000 and $77,400 for MYC, MCA and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the common shares, the VRDP Shares and the VMTP Shares. Georgeson LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2021 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MYC for the fiscal year ended July  31, 2021 are incorporated by reference herein to MYC’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MCA for the fiscal year ended July 31, 2021 are incorporated by reference herein to MCA’s annual report filed on Form N-CSR on October 4, 2021.

See “Financial Statements.” The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund may, prior to the Special Meeting being convened, postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, each Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of each Fund’s Bylaws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

December 22, 2021

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [BlackRock MuniYield California Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-06499] [BlackRock MuniYield California Quality Fund, Inc., a registered diversified closed-end investment company, File No. 811-06692] (the “Target Fund”) and BlackRock MuniHoldings California Quality Fund, Inc. a registered diversified closed-end investment company, File No. 811-08573 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject:

(i) in the case of the consummation of the Reorganization, to the approval of this Agreement and the transactions contemplated herein, including amendments to the Articles Supplementary (as defined below) in connection with the issuance of additional Acquiring Fund VMTP Shares (as defined in Section 1(o) herein) in the Reorganization by the holders of the Acquiring Fund VMTP Shares (“Acquiring Fund VMTP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VMTP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VMTP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund’s shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2021, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VMTP Holders and holders of the Target Fund’s VRDP Shares (as defined in section 2(o) herein) (the “Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,981,940 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), 15,520 shares of preferred stock of Auction Market Preferred Stock, par value $0.10 per share, classified into five separate series (Series A, Series B, Series C, Series D, and Series E) consisting of 1,920, 3,880, 3,200, 2,960, and 3,640 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared thereon), and 2,540 shares of preferred stock of Series W-7 Variable Rate Muni Term Preferred Shares or any other series of Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (the “Acquiring Fund VMTP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, By-laws and applicable law.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a [non-]1 diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by [●], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

[1]	[Applies to MYC]

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended July 31, 2021, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue [199,992,141]2 [199,987,335]3 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”), [6,800]4 [11,000]5 shares of preferred stock of Auction Market Preferred Stock, classified into [four separate series (Series A, Series B, Series C, and Series D) consisting of 2,400, 2,400, 800, and 1,400 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared thereon), and par value $0.10 per share,]6 [six separate series (Series A, Series B, Series C, Series D, Series E, and Series F) consisting of 1,800, 1,800, 1,600, 2,000, 2,000, and 1,800 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared thereon), and par value $0.10 per share,]7 except that shares of Series A and Series B have a par value of $0.05 per share, and [1,059]8 [1,665]9 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (the “Target Fund VRDP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s charter, and has the voting rights provided by the Target Fund’s charter, By-laws and applicable law. The Target Fund has no outstanding preferred shares other than [1,059 VRDP]10[1,665 VRDP]11 Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

[2]	[Applies to MYC]
[3]	[Applies to MCA]
[4]	[Applies to MYC.]
[5]	[Applies to MCA.]
[6]	[Applies to MYC]
[7]	[Applies to MCA]
[8]	[Applies to MYC]
[9]	[Applies to MCA]
[10]	[Applies to MYC.]
[11]	[Applies to MCA.]

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, the Target Fund’s issuance of [1,059] [1,665] shares of preferred stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (“Target Fund VMTP Shares”) and the redemption by the Target Fund of all outstanding Target Fund VRDP Shares with the proceeds from such issuance (the “Target Fund VRDP Refinancing”) and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares (“Target Fund Common Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VMTP Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VMTP Shares, respectively. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Maryland and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VMTP Shares equal to the number of Target Fund VMTP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VMTP Shares will be issued. Each Acquiring Fund VMTP Share issued to the Target Fund in exchange for a Target Fund VMTP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VMTP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VMTP Shares and the Acquiring Fund VMTP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VMTP Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VMTP Shares or Acquiring Fund VMTP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Common Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares.

(e) The Acquiring Fund shall issue to each Target Fund VMTP Holder book-entry interests for the Acquiring Fund VMTP Shares registered in the name of such Target Fund VMTP Holder on a one-for-one basis for each holder’s holdings of the Target Fund VMTP Shares. The Target Fund VMTP Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VMTP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Muni Term Preferred Shares (the “Articles Supplementary”), share certificates representing such Acquiring Fund VMTP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, fees and expenses incurred in connection with the Target Fund VRDP Refinancing, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VMTP Shares to be transferred to the Target Fund for distribution to the Target Fund VMTP Holders on the Closing Date shall only be distributed to the Target Fund VMTP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VMTP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VMTP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VMTP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VMTP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) share certificates representing Acquiring Fund VMTP Shares; (3) the VMTP Shares Purchase Agreement for the Acquiring Fund VMTP Shares; (4) the Redemption and Paying Agent Agreement for the Acquiring Fund VMTP Shares; and (5) such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of the State of Maryland, and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VMTP Shares Purchase Agreement, the Redemption and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VMTP Shares, (b) withdraw the ratings assigned to the Target Fund VMTP Shares, (c) cancel the share certificates representing Target Fund VMTP Shares, and (d) withdraw or deregister the Target Fund VMTP Shares from The Depository Trust Company.

(vi) Upon the approval of this Agreement by the requisite shareholders of the Funds, the Target Fund agrees to use reasonable efforts to consummate the Target Fund VRDP Refinancing prior to the Closing Date.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Common Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Common Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a majority of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VMTP Holders, voting as a separate class, approving this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares in the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VMTP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii) The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of the obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii) The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s charter or By-laws.

(iv) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, By-laws or the laws of the State of Maryland.

(g) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(k) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

(l) That the Target Fund VRDP Refinancing shall have been consummated prior to the Closing Date.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares in the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VMTP Holders, voting as a separate class, representing a 1940 Act Majority.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by a majority of the outstanding shares entitled to vote on such issuance.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and is in good standing under the laws of the State of Maryland.

(ii) The Target Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of Maryland and the Target Fund’s charter.

(iii) The Agreement has been duly executed and delivered by the Target Fund.

(iv) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement, will not violate the charter or the By-laws of the Target Fund.

(v) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of Maryland.

(h) That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(m) That the redemption and paying agent and the rating agencies for the Acquiring Fund VMTP Shares shall have consented to any amendments to the Articles Supplementary, share certificates representing Acquiring Fund VMTP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VMTP Shares that are necessary to reflect the issuance of additional Acquiring Fund VMTP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

(n) That the Target Fund VRDP Refinancing shall have been consummated prior to the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [●], 2022, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [BlackRock MuniYield California Fund, Inc.] [BlackRock MuniYield California Quality Fund, Inc.] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniHoldings California Quality Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

By:
Name:
Title:

[BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.] [BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.]

By:
Name:
Title

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase or sell real estate, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

4.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

5.

Make loans to other persons, except that the Acquiring Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (6) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Acquiring Fund may not:

a)

Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Acquiring Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Acquiring Fund, (ii) 5% of the Acquiring Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Acquiring Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Acquiring Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b)

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c)

Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d)

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MYC

The following are fundamental investment restrictions of MYC and may not be changed without the approval of the holders of a majority of MYC’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). MYC may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Adviser or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter no more than 10% of the Fund’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that MYC may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and MYC may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that MYC is authorized to borrow moneys in excess of 5%of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as MYC may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that MYC may purchase California Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that MYC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MYC of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MYC may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, MYC may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by MYC, which may be changed by the Board of Directors without stockholder approval, provides that MYC may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MYC except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MCA

The following are fundamental investment restrictions of MCA and may not be changed without the approval of the holders of a majority of MCA’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). MCA may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to MCA by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter no more than 10% of MCA’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that MCA may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and MCA may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that MCA is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as MCA may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that MCA may purchase California Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that MCA may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MCA of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MCA may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, MCA may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by MCA, which may be changed by the Board of Directors without stockholder approval, provides that MCA may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MCA except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

APPENDIX C

FORM OF AMENDMENT TO MUC ARTICLES SUPPLEMENTARY

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING AND

FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE MUNI TERM PREFERRED SHARES

This is to certify that:

First: The charter of BlackRock MuniHoldings California Quality Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Muni Rate Preferred Shares, dated as of March 21, 2012, as amended to date (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first and second recitals of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolutions duly adopted on March 8, 2012, reclassified 2,540 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Muni Term Preferred Shares (the “VMTP Shares”). The VMTP Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VMTP Shares that may be authorized and issued, a “Series”).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on September 24, 2021[, and the Executive Committee of the Board of Directors, by resolution duly adopted on [●], 2022,] approved the reclassification of 2,724 authorized and unissued shares of common stock of the Corporation as additional VMTP Shares.

THIRD: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each Series of VMTP Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VMTP Shares”):

Third: The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Articles Supplementary and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, was previously authorized and designated “Series W-7 VMTP Shares”. The number of Series W-7 VMTP Shares approved for issuance is 5,264. Each Series W-7 VMTP Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of 1.00% per annum plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on [    ], 2022;

C-1

and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, required by Applicable Law and that are expressly set forth in these Articles Supplementary and the Charter. The Series W-7 VMTP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VMTP Share shall be identical. Except as otherwise provided with respect to any additional Series of VMTP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VMTP Shares and each share of such Series.

Fourth: The charter of the Corporation is hereby amended by deleting Section 1(a) in its entirety and replacing it with the following:

(a)	Authorized Shares. The number of authorized shares of VMTP Shares is as set forth above under the title “Designation.”

Fifth: These Articles of Amendment shall be effective as of [●], 2022.

Sixth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

[Signature Page Follows]

C-2

IN WITNESS WHEREOF, BlackRock MuniHoldings California Quality Fund, Inc. has caused these Articles of Amendment to be signed as of [●], 2022 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.

By:
Name:
Title:

ATTEST:

Name:	Janey Ahn
Title:	Secretary

APPENDIX D

RATINGS OF INVESTMENTS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX E

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

The following summary is based upon the most recent publicly available State budget documents, specifically, the 2021-22 Budget, which was signed by the Governor of the State (the “Governor”) on June 28, 2021 and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, particularly in light of the ongoing and evolving COVID-19 pandemic, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

Overview; COVID-19 Pandemic

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual State budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). The Governor submitted his initial budget proposal for fiscal year 2021-22 on January 8, 2021 (the “2021-22 Governor’s Budget”). State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year. The Governor released his May Revision to the 2021-22 Governor’s Budget on May 14, 2021 (the “May Revision”). The Governor is required to sign the budget by the start of the fiscal year on July 1. The Governor signed the fiscal year 2021-22 budget (the “2021-22 Budget”) on June 28, 2021. The State Legislative Analyst’s Office (“LAO”) releases analysis of the Governor’s various budget proposals throughout the year.

COVID-19 Pandemic-General Impact. The outbreak of COVID-19, a strain of coronavirus that can result in severe respiratory disease, was declared a pandemic by the World Health Organization (the “COVID-19 pandemic”) in March 2020. In response to the COVID-19 pandemic, the State, like other state and local government authorities, implemented, and revised from time to time, restrictions on mass gatherings that resulted in widespread closings and modifications of the operations of government, businesses, universities and schools. The severe drop in economic activity commencing in spring 2020 caused by the COVID-19 pandemic resulted in a recession (“COVID-19 recession”) that ended the nation’s record-long economic expansion in February 2020. According to the State, this recession lasted until April 2020. These efforts to restrict mass gatherings initially resulted in declines in State and local government revenues from recent levels, as well as increased expenditures by the State and local governments required to manage and mitigate the COVID-19 pandemic’s impact. The State and the State Treasury General Fund (the “General Fund”), as well as local governments throughout the State, were initially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic, which disrupted large sectors of the State economy and remains a risk to the State’s finances as well as the finances of local governments.

The COVID-19 pandemic had an immediate impact on the State’s unemployment rate; however, the impact has lessened since the early days of the pandemic. California’s unemployment rate was 7.5% in September 2021, down from a high of 16% in April 2020 but still 2.7% higher than the national unemployment rate of 4.8%. The April 2020 unemployment rate in the State was higher than the highest rate of unemployment during the preceding national recession (the “Great Recession”) of 12.3% in the fourth quarter of 2010. The COVID-19 pandemic also exacerbated underemployment in the State, which averaged 17.1% in 2020, over twice as high as the 2019 annual average rate of 8.3%. The labor force participation rate in the State normally stays fairly constant. However, during this recession, the percentage of the working age population in the State labor force decreased from 62.3% in the first quarter of 2020 to 59.8% in the second quarter. The State now projects the decline in nonfarm jobs from March and April of 2020 to be recovered by the second quarter of 2023, or about three years after the job losses occurred. However, job creation is expected to be bifurcated, with some low-wage sectors (defined as a sector that has an average wage below the overall nonfarm average wage) which were hard-hit by the COVID-19 recession to remain below their 2019 levels through at least the end of calendar year 2024.

The high unemployment rates increased expenditures for unemployment benefits. Although unemployment insurance benefits are primarily supported by federal funding and employer taxes, the State expects to continue to borrow from the federal government to pay its share of unemployment benefits. The State’s unemployment fund deficit funded through federal loans was $17.8 billion as of the end of calendar year 2020. In November 2021, the State continued to project that the unemployment fund deficit would be $24.3 billion at the end of calendar year 2021 and $26.7 billion at the end of calendar year 2022. This would surpass the amount of borrowing during the Great Recession when the State owed $11 billion at its highest point and paid $1.4 billion in interest. That amount was not repaid until 2018. The repayment of the principal of this federal loan to cover the unemployment fund deficit is an employer responsibility and not a liability of the State’s General Fund. The General Fund is responsible to pay interest on the federal loan but interest had been waived through September 2021 and may continue to be waived by the federal government. In fiscal year 2022-23, it is estimated the annual interest payment on the federal loan payable from the General Fund will be between $500 million to $600 million.

The immediate impact of the COVID-19 pandemic on the State’s economy was profound. However, since the release of the 2020-21 Budget in June 2020, the economic outlook and revenue forecast for the State improved dramatically. Revenues available to the General Fund, excluding certain transfers to reserves, were projected in the 2021-22 Budget to be 25% above fiscal year 2019-20, reflecting a very strong rebound from the lows of the COVID-19 pandemic. See “Recent Financial Results” below. Overall, the 2021-22 Budget noted that the State and its economy will benefit from over $600 billion provided through the six federal COVID-19 relief bills, including approximately $289 billion of funding provided to or through the State and approximately $331 billion provided in direct payments to individuals, families, colleges, businesses and local governments.

The 2021-22 Budget did not project any future structural deficits; however, it did caution that risks to the economic forecast remain, including a stock market decline that would impact State revenues. To address this risk the 2021-22 Budget prioritized one-time spending over ongoing programs, allocating 85% of discretionary funds to one-time spending to avoid overcommitting to ongoing programs and spending that cannot be easily adjusted when the State experiences significant revenue declines.

The May Revision included a forecast for the largest three sources (personal income tax, sales tax and corporation tax) of General Fund revenues from fiscal year 2019-20 through fiscal year 2024-25. Development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the State Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash flow results. The economic forecast reflects economic growth after 2020 with real GDP averaging 2.8% through 2024. The forecasts included in the 2021-22 Governor’s Budget were revised in the May Revision to account for the effects of the faster-than-expected deployment of COVID-19 vaccines and the late December 2020 federal COVID-19 relief bill as well as federal legislation passed prior to the May Revision economic forecast, which was completed in April 2021.

The long-term General Fund revenue forecast table below shows the State’s forecast for its main General Fund revenue sources as of the May Revision for fiscal years 2019-20 through 2024-25. Total General Fund revenues from these largest three sources are expected to rise steadily from $139.1 billion in fiscal year 2019-20 to $181.3 billion in fiscal year 2024-25. Generally, these three sources constitute over 90% of all General Fund revenues. See also, “Recent Financial Results” below.

Long-Term Revenue Forecast

(General Fund Revenue—dollars in billions)(1)

	2019-20	2020-21	2021-22	2022-23	2023-24	2024-25
Personal Income Tax	$99.6	$124.2	$123.3	$128.5	$131.2	$133.6
Sales and Use Tax	$25.5	$27.9	$29.0	$29.1	$29.8	$30.5
Corporation Tax	$14.0	$20.1	$18.1	$17.4	$16.8	$17.2

Total	$139.1	$172.2	$170.4	$175.0	$177.8	$181.3
Growth(2)	-0.3%	23.8%	-1.1%	2.7%	1.6%	2.0%

(1)	From the May Revision to the 2021-22 Governor’s Budget

(2)	Totals may not add due to rounding

The personal income tax forecast has been significantly upgraded since the forecast included in the 2020-21 Budget due to a more optimistic economic outlook, but particularly wages, proprietorship income and capital gains. The personal income tax is the State’s largest revenue source and is expected to comprise 70% of all General Fund revenues in fiscal year 2021-22. As described herein, the State has a very progressive income tax structure with the top one percent of taxpayers generally paying more than 40% of all personal income tax. See “Recent Financial Results.” From fiscal year 2019-20 through 2024-25, annual growth in personal income tax revenue is projected to be around 6%. In comparison, personal income tax revenue fell by 3.3% during the Great Recession (from “peak to trough”). The forecast also assumes that there will not be a significant change in migration patterns between California and other states with net outflows continuing. Starting in 2018, net domestic out-migration began to outpace net international immigration, leaving natural increases as the only source of population growth, which declined with slowing births and increased deaths in calendar year 2020. However, the State projects that positive population growth will resume in 2022.

The severity of the COVID-19 pandemic’s effects on taxable spending and sales tax revenues has also been smaller than expected due in part to a shift in spending from services to goods, which are more likely to have sales tax levied on them than services. The State has also benefitted from legislation passed in the wake of the South Dakota vs. Wayfair, Inc. case, which has allowed the State to capture taxes on sales that have shifted online due to the COVID-19 pandemic. Increases in revenue forecasts for corporation tax as compared to the 2020-21 Budget reflect an improved forecast for C-corporation profits as large businesses that pay the significant majority of the state corporate taxes have, in large part, been able to adapt to the COVID-19 pandemic.

Financial Condition of the State General Fund. The State entered fiscal year 2020-21 with a General Fund positive cash balance at June 30, 2020 of $5.4 billion, which included an outstanding internal loan balance of $20 billion. The State entered fiscal year 2021-22 with a General Fund positive cash balance at June 30, 2021 of $50.9 billion and no outstanding internal loan balance. The State did not issue any revenue anticipation notes in fiscal year 2020-21 and the State does not plan to issue any revenue anticipation notes in fiscal year 2021-22, the seventh consecutive year in which external borrowing is not required. The State disclosed in November 2021 that cash flow projections show an estimated cash cushion of unused internal borrowable resources of at least $45 billion at the end of each month through the end of fiscal year 2021-22. If the State does not have sufficient available cash and internal borrowable resources because of increased expenses and/or reduced revenues from the amounts assumed, the State can implement a variety of cash management tools. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Cash Management” below.

Impact of COVID-19 Pandemic on Obligations of Local Governments. Local governments in the State also initially experienced material adverse effects to their finances as a result of COVID-19 pandemic effects on local revenue sources as well as temporarily reduced distributions from the State. However, after issuing negative views for all public finance sectors in April 2020, S&P has now revised all public finance sector views back to stable with the exception of higher education which remains negative. A negative sector view indicates that there will likely be more negative ratings actions in a sector than positive ratings actions. S&P cited rapid and widespread vaccination across the U.S., accelerated social and economic activity and the strong federal fiscal and monetary response to the COVID-19 pandemic as factors in the improved fiscal prospects for most public finance issuers in the country. See “Bond Ratings” and “Obligations of Other Issuers” herein.

While it is impossible to describe in detail the impact on specific local bond issuances, the economic effects of the COVID-19 pandemic may continue to affect or impair the credit quality of a variety of local California issuances, including airport and port revenue bonds, toll road revenue bonds, bonds supported by hotel or occupancy use taxes, sales tax revenue bonds, housing or developments secured by incremental tax revenue, and bonds supported directly or indirectly by convention center, stadium or arena revenue depending on the specific effects on specific local governments. In addition, local governments that have general funds largely supported by sales tax, hotel or occupancy taxes or similar revenues may continue to be affected. The ability of local governments to address any budget shortfalls are constrained by constitutional limitations, included limited taxing and borrowing powers and balanced budget requirements, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon many local governments and have been the principal cause of several well-publicized municipal bankruptcy filings.

Economic Factors

California is by far the most populous state in the nation; indeed, California is almost 40% larger than Texas, the second-ranked state, according to the most recent population estimates released by the United States Census Bureau. The January 2021 preliminary estimate of the State’s population is 39.5 million, which represents approximately 12% of the total United States population. California’s population decreased by 0.46%

between January 2020 and January 2021, marking the first time the State has measured a 12-month population decline. Three factors explain this 12-month drop in population: continuing declines in natural increase (births minus deaths); continuing declines in foreign immigration; and increased deaths in 2020 associated with the COVID-19 pandemic. In November 2021, the State projected that its population would continue to grow over the long term, although more slowly than in the past, and reach 44.2 million residents by 2060.

California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California’s economy accounted for nearly 15% of the U.S. gross domestic product (“GDP”) in calendar year 2020. California remained the fifth largest economy in the world in 2020, with a GDP of $3.1 trillion in current dollars.

California headline inflation rose by 4.4 percent in June 2021 and has averaged 3.4 percent in the first half of the year. U.S. headline inflation rose by 5.3 percent on a year-over-year basis in August 2021, a slowdown from 5.4 percent in July and June, bringing the year-to-date average through August to 3.9 percent. By comparison, in 2020, inflation averaged 1.2 percent and 1.7 percent for the nation and the state, respectively.

The expiration of temporary sales tax increases and increased percentages diverted to local governments due to realignment have reduced the amount of sales tax available to the State’s General Fund. See “The State Budget—Proposition 30 and Proposition 55” and “Local Governments—Realigning Services to Local Governments” below. Nevertheless, sales and use taxes remain a principal source of General Fund revenues. See “Recent Financial Results” below for a discussion of the percentage of State General Fund revenues that are derived from sales and use taxes. Total taxable transactions for the State were estimated at $707 billion for 2020 by the State Department of Finance, an decrease of 3.6% over the prior year. According to estimates in the May Revision, taxable sales are expected to increase by 8.1% in 2020-21 and a further 5.7% in fiscal year 2021-22, resulting in increases in the sales tax forecast of $1.4 billion in fiscal year 2020-21 and $3.1 billion in fiscal year 2021-22.

The California median price of existing single-family homes reached a new record of $827,940 in August 2021 which was the fifth record monthly high in the preceding six months. This median price was up 2.1 percent from July 2021 and up 17.1 percent from August 2020. Sales of existing single-family homes in California totaled 414,860 units in August 2021, down 13.3 percent from July 2021 and down 10.9 percent from August 2020. This was the second consecutive year-over-year decline for sales volume and the seventh month-over-month decline in the preceding eight months.

California residential housing units authorized by building permits averaged 105,000 in 2020, 4.7 percent lower than the 2019 pre-pandemic level of 110,000. Multi-family units were down by 14.2 percent in 2020 relative to 2019, whereas single-family units were up by 3.4 percent. The 2021-22 May Revision projected total permits for new construction would increase by 10.2 percent to 116,000 units in 2021 and reach 135,000 by 2024.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, that have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the most significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local governments to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of local government issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue.

The taxing powers of California local governments are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Local government taxing entities, however, may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. See “Obligations of Other Issuers” herein.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. In 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, each of which contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local governments to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds that are required to provide the property-related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local government, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Limitations on the State’s Ability to Transfer Funds from Local Governments. In 2010, voters in the State approved Proposition 22, a constitutional initiative. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for State-mandated costs (i.e., the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies (which have since been dissolved, see “Obligations of Other Issuers—Tax Increment and the Dissolution of Redevelopment Agencies” below) to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters in 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the California State Legislature (the “State Legislature”) prior to the imposition of any change in State statute that results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax” and thus would require two-thirds vote of any governmental units for passage. As noted, Proposition 26 requires taxes for general governmental purposes to be approved by a majority vote and taxes for specific purposes to be approved by a two-thirds vote. Proposition 26 applied retroactively to any measures passed on or after January 1, 2010.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations for tax refunds, (v) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, (vi) appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) and (vii) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. “Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess to taxpayers, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, few local governments have been operating near their spending limits, but this condition may change over time. Local governments may by majority voter approval exceed their spending limits for up to four years.

The State has rarely exceeded its appropriations limit. In recent years, however, State appropriations have trended closer to the limit. Strong revenue growth, coupled with more moderate growth in the appropriations limit, served to reduce the room under the limit. Two of the three growth factors, the change in civilian population and the change in K-14 average daily attendance, have dropped to less than one percent and have been negative, respectively, in a number of recent years. In fiscal year 2018-19, total spending exceeded the limit by $1.9 billion and total spending is expected to exceed the limit in fiscal year 2020-21 by $13.6 billion; however, the State has not exceeded the limit in a two-year cycle. Statutory changes enacted as part of the 2021-22 Budget allowed for over $30 billion in expenditures to be excluded from the appropriations limit as either emergency expenditures or because the expenditures were reclassified. Because of these changes, in September 2021, the State estimated that it would be more than $30 billion under its revenue limit in fiscal year 2021-22. The estimates of the appropriations limit for fiscal years 2020-21 and 2021-22 will continue to be revised in connection with the adoption of the State budget for fiscal years 2022-23 and 2023-24, respectively.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-14 schools. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”) with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. In the 2020-21 Budget, the State committed to a supplemental payment on top of the Proposition 98 Guarantee because funding for schools had significantly declined due to declining revenues for the State. The State’s improved revenue estimates have resulted in not only significantly more funding for schools but also the highest funding level ever, and the State is no longer planning to provide additional one-time funds to schools for additional costs associated with the COVID-19 pandemic. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. New general obligation bonds, lease revenue bonds and other General Fund-supported debt are authorized by the voters and/or the State Legislature with lease revenue bonds generally authorized by the State Legislature. As of October 1, 2021, the State had approximately $70.0 billion of outstanding general obligation bonds payable principally from the State’s General Fund and approximately $31.8 billion of authorized and unissued General Fund-supported general obligation bonds. As of October 1, 2021, the State had approximately $8.1 billion in outstanding lease revenue bonds payable from lease payments paid from the operating budget of the respective lessees, the operating budgets of which are primarily, but not exclusively, derived from the General Fund. As of July 1, 2021, the State had $7.9 billion of authorized but unissued lease revenue bonds.

As of November 2021, debt service on General Fund-supported general obligation bonds and lease revenue debt was estimated to equal approximately 4.5% of General Fund revenues in fiscal year 2020-21 and 4.4% of General Fund revenues in fiscal year 2021-22. This debt service cost is calculated based on the amount of debt service to be paid without adjusting for reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.” Including those projected offsets would reduce debt service on General Fund-supported general obligation bonds and lease revenue debt to approximately 3.5% of General Fund revenues in both fiscal year 2020-21 and 2021-22. The actual General Fund debt ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the State Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “—Capital Facilities Financing” above. Based on estimates from the Department of Finance in November 2021, approximately $6.5 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.2 billion in lease revenue bonds are expected to be issued in fiscal year 2021-22. However, the exact amount that may be issued will depend on overall budget constraints, market conditions and other factors including updated information provided to the Department of Finance by other departments in the State regarding funding needs and actual spending. The State also issues refunding bonds as market conditions warrant.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. However, the State has not issued revenue anticipation notes since fiscal year 2014-15. In November 2021, the State observed that, even with the effects of the COVID-19 pandemic, the State is not expected to issue revenue anticipation notes in fiscal year 2021-22. In November 2021, the State estimated a cash cushion of unused internal borrowable resources of at least $45 billion at the end of each month through the end of fiscal year 2021-22.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature has deferred various payments due under State statute in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. As of June 30, 2021, the various State revenue bond financing programs had approximately $40.5 billion in outstanding bonds, and the various State financing authorities had approximately $32.2 billion of outstanding revenue bonds. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with approximately $25.2 billion of outstanding revenue bonds secured by certain revenues of the University of California as of June 30, 2021. Other State agencies and authorities with significant bond programs include the California State University system, with approximately $7.9 billion of outstanding revenue bonds secured by certain revenues of the California State University; the State Department of Water Resources, which had approximately $3.3 billion of outstanding revenue bonds secured by power and water users; the California Health Facilities Financing Authority, which had $15.4 billion in outstanding revenue bonds secured primarily by revenues of various health facilities; and the California Education Facilities Authority, which had approximately $4.3 billion of outstanding revenue bonds secured primarily by revenues of various educational facilities, as of June 30, 2021.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. The 2021-22 Budget projected that personal income tax, sales and use tax and corporation tax will contribute 70.3%, 16.5% and 10.3%, respectively, of total General Fund revenues and transfers in fiscal year 2021-22, for a cumulative estimated total of 97.1% of General Fund revenues after accounting for $3.4 billion in transfers out of the General Fund in fiscal year 2021-22.

The State’s personal income tax structure is highly progressive, with rates ranging from 1% to 12.3%. For example, for the 2019 tax year, the State reported that the top one percent of income earners paid over 45% of personal income taxes. This percentage has been greater than 40% in every year since 2004, except for 2009. The personal income tax was made even more progressive with the passage of Proposition 30 (defined below), which imposed additional taxes on earnings over $250,000, resulting in an income tax of 12.3% on earnings over $1 million. In November 2016, the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030. The 2021-22 Budget projected the revenue from these additional tax brackets to be $9.8 billion in fiscal year 2019-20, $11 billion in fiscal year 2020-21, and $11.6 billion in fiscal year 2021-22.

A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. For example, over the last 10 years, capital gains tax receipts accounted for over 10% of General Fund revenues and transfers in fiscal year 2016-17 but were less than 5% in fiscal year 2010-11. During the Great Recession, capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67% decline. However, because the economic hardship of the COVID-19 pandemic largely impacted low-income taxpayers, the State’s progressive tax structure resulted in only a moderate slowdown of personal income tax revenue during the pandemic. The strong recent stock market performance means that capital gains, which accrue largely to high-income households, are likely to account for over 11% of General Fund revenues in fiscal year 2021-22.

The 2021-22 Budget projected that capital gains would account for approximately 12% of General Fund revenues and transfers in fiscal year 2019-20, declining to 10.2% in fiscal year 2020-21, and increasing to 11.9% in fiscal year 2021-22. The State has observed that forecasting revenues associated with capital gains is subject to significant uncertainty because realizations are heavily dependent upon stock market performance and when taxpayers choose to buy or sell stock. The volatility in the percentage of General Fund revenues and transfers attributable to capital gains tax receipts is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers. Proposition 2 (defined below) mitigates some of the capital gains volatility by requiring spikes in capital gains tax revenue to be used to repay the State’s debts and liabilities and to be deposited in the Budget Stabilization Account (“BSA).

The State is required to maintain the Special Fund for Economic Uncertainties (“SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but the SFEU is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The State now projects a balance in the SFEU of $4.0 billion at the end of fiscal year 2021-22. However, the amount in the SFEU at the end of any particular fiscal year may differ materially from the amount projected at the time the related Budget for that fiscal year was adopted.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which provides for the Proposition 98 Guarantee. The Proposition 98 Guarantee is calculated each fiscal year using one of three tests that apply under varying fiscal and economic conditions. Test 1 earmarks a minimum portion of State revenue for K-14 education, and Test 2 and Test 3 are based on prior-year Proposition 98 funding adjusted for key factors including changes in student enrollment, as measured by K-12 average daily attendance. Test 2 further adjusts for the change in inflation. The test that provides the highest level of funding applies. Test 2 and Test 3 are generally used in times of economic distress although the

State also has the ability to suspend the Proposition 98 funding mechanism. In fiscal year 2010-11, the State suspended the Proposition 98 funding mechanism as it emerged from the Great Recession.

The COVID-19 pandemic initially had a significant negative impact on the economy and the State’s General Fund revenues. This had an equally significant initial negative impact on the Proposition 98 Guarantee for fiscal year 2020-21 but these negative impacts have since been reversed. The 2021-22 Budget enacts the Proposition 98 minimum guarantee at $93.7 billion in fiscal year 2021-22, an increase of $22.8 billion compared to the amount assumed for fiscal year 2020-21 in the 2020-21 Budget. Given the significant increase in the Proposition 98 Guarantee compared to the 2020-21 Budget, the 2021-22 Budget eliminated a multi-year supplementary payment for K-12 schools that the State had adopted as part of the 2020-21 Budget and that was set to begin in fiscal year 2021-22. The large increases in the Proposition 98 Guarantee estimated at the 2021-22 Budget are primarily due to estimated State revenues in fiscal years 2020-21 and 2021-22 being significantly higher than was expected at the time of the 2020-21 Budget which was developed at the onset of the COVID-19 pandemic. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks.

Pension. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), each have unfunded liabilities in the tens of billions of dollars. These unfunded liabilities will require increased contributions from the General Fund in future years. In November 2021, the State noted that its actuarially determined fiscal year 2020-21 General Fund contributions to CalPERS and CalSTRS were approximately $3.1 billion and $3.4 billion, respectively and that its actuarially determined fiscal year 2021-22 General Fund contributions to CalPERS and CalSTRS are approximately $3.2 billion and $3.7 billion, respectively. In addition to these required payments, the 2021-22 Budget uses Proposition 2 debt repayment funding in fiscal year 2021--22 to further reduce the state’s unfunded liabilities for CalPERS and CalSTRS. See also “The State Budget—Balanced Budget Amendment (Proposition 58 and Proposition 2)” below.

The Great Recession called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. For actuarial valuations prior to June 30, 2011, CalPERS and CalSTRS had used an assumed 7.75% rate of return to calculate their respective unfunded liabilities. The investment earnings assumptions were lowered to 7.50% for both funds commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes for CalPERS also increased retirement contributions for many local governments that contract with CalPERS to manage their pension programs. In 2016, the CalPERS Board voted to lower the investment earnings assumptions for 2017-18 to 7.375%, for 2018-19 to 7.25% and for 2019-20 to 7.0%. In 2017, the CalSTRS Board lowered its investment return assumption to 7.25% for fiscal year 2017-18 and 7.0% for fiscal year 2018-19. These assumption changes resulted in additional increases of unfunded liabilities for the systems. In February 2018, CalPERS adopted revisions to its actuarial authorization policy that are applied to amortizations of gains, losses and actuarial surplus experienced after June 30, 2019 and affected contributions starting in fiscal year 2020-21. At the present time, neither CalPERS nor CalSTRS has indicated that there will be further changes to their assumed rates of return.

The most recent CalPERS and CalSTRS investment returns have varied widely, and their respective 10-year time weighted average returns are below even the lower assumed rates of return adopted by their Boards. CalPERS and CalSTRS generally report their investment returns for the prior fiscal year (ending June 30) in July of each year. The most recent reported investment results for both CalPERS and CalSTRS (based on market value) are set forth below.

CalPERS Return on Investments for Fiscal Years 2017 through 2021

Fiscal Year	Return on Investments
2016-17	11.2%
2017-18	8.6%
2018-19	6.7%
2019-20	4.7%
2020-21*	21.3%

*	Preliminary

CalSTRS Return on Investments for Fiscal Years 2017 through 2021

Fiscal Year	Return on Investments
2016-17	13.4%
2017-18	9.0%
2018-19	6.8%
2019-20	3.9%
2020-21	27.2%

Not including the preliminary numbers for 2020-21, CalPERS estimated 5-year, 10-year and 20-year time weighted average returns of 6.3, 8.5 and 5.5%, respectively as of June 30, 2020. In 2019, CalPERS publicly indicated that it expected actual investment returns in the following 10-year period to be less than the actuarially assumed 7% rate of return. Actual investment returns lower than the actuarially assumed level will result in decreased funding status and increased actuarially required contribution. As of June 30, 2021, CalSTRS reported 5-year, 10-year and 20-year time weighted average returns of 11.8, 9.7 and 7.6%, respectively. CalSTRS 5-year, 10-year and 20-year rates of return are above the CalSTRS’ actuarially assumed rate of return for fiscal year 2019-20 of 7.0%.

The CalPERS Board reported an unfunded accrued liability allocable to State employees (excluding judges and elected officials), as of June 30, 2020, of $63.0 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. This represents a funded ratio of 70.6%. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2020 at $108 billion on an MVA basis. This represents a funded ratio of 66.5%.

In 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. In 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women). All of these policies have increased or are projected to increase required State and local contributions to CalPERS. See “—Local” below for a discussion of steps taken to eliminate the current CalSTRS unfunded liability.

OPEB. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which benefits utilize a “pay-as-you-go” funding policy. As of November 2021, General Fund contributions to OPEB were estimated to be approximately $2.7 billion (or 1.7%) of total General Fund expenditures for fiscal year 2020-21 and approximately $3.7 billion (or 2.3%) of total General Fund expenditures for fiscal year 2021-22. The amount for 2021-22 includes a one-time prefunding contribution of $616 million.

Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB

Statement No. 74 became effective for fiscal years beginning after June 15, 2016 and GASB Statement No. 75 became effective for fiscal years beginning after June 15, 2017. In January 2016, the State Controller noted that, if OPEB funding is left unchanged, the OPEB actuarial accrued liability could rise to more than $100 billion by fiscal year 2020-21 and to more than $300 billion by fiscal year 2047-48.

The State’s most recent OPEB actuarial accrued liability report estimated approximately $97.9 billion of total OPEB actuarial accrued liability as of June 30, 2020 (compared to $93.5 billion estimated as of June 30, 2019), of which $95.1 billion was unfunded as of June 30, 2020. Statutory language passed as part of the 2015-16 Budget, which proposed prefunding the entire unfunded liability by fiscal year 2044-45, contained the framework designed to support the elimination of the unfunded OPEB actuarial accrued liability through the use of a prefunding trust fund to pay for future retiree health benefits. The State currently has more than $3.3 billion set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2021-22, the trust fund balance is projected to approach $5.9 billion in assets.

General. In the future, the State may be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In addition, the State’s credit ratings may be adversely affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and OPEB liabilities. The credit ratings, and even the solvency, of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities—Vallejo, Stockton and San Bernardino—entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor costs and unfunded pension and other post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligations, and their respective obligations to CalPERS were a significant reason for their insolvency. Other cities (including some that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. One federal bankruptcy judge stated that obligations to CalPERS could be adjusted in federal bankruptcy proceedings; however, the plan of adjustment in those proceedings was confirmed without reducing such obligations to CalPERS. Any definitive ruling that allowed obligations to CalPERS to be adjusted downward might encourage other financially stressed municipalities to explore a Chapter 9 bankruptcy. The fiscal stress and cash pressures facing the State’s localities prior to the COVID-19 pandemic may be exacerbated as a result of the pandemic for certain local governments depending on the makeup of their economy or revenue sources as well as the overall makeup of their outstanding debt. See “Obligations of Other Issuers.”

School districts in the State are required to make contributions to CalSTRS for their teachers and staff. Chapter 47, Statutes of 2014 (“AB 1469”) increased statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan included additional increases in contribution rates for the State, school districts, and teachers in order to eliminate the current CalSTRS unfunded liability by 2045-46.

State Law Regarding Pensions and Pension Reform. California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus, pension reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on a State and local basis.

In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local governments known as the California Public Employees’ Pension Reform Act of 2013 (“PEPRA”),

which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. As noted above, AB 1469 increased required State contributions to CalSTRS beginning in July 2014. OPEB costs were not addressed in PEPRA; however, the State has disclosed that the higher retirement ages included in PEPRA will reduce OPEB liabilities in the long term and has taken other actions to address OPEB liabilities. See “State and Local Pension and Post-Retirement Liabilities – State – OPEB” above.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals in the May Revision by May 14 of each year. The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government and thus finalize the State Budget for the upcoming fiscal year. The budget must be balanced, as required by Proposition 58 (discussed below). Pursuant to Proposition 25, which was enacted in 2010, the budget must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had been met only 12 times in the preceding three decades. In every year since the enactment of Proposition 25, the Legislature has approved and the Governor has signed the State Budget before the start of each such fiscal year. See “Status of State General Fund; the 2021-22 Budget” below.

Constraints on the Budget Process. Recent State constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment (Proposition 58 and Proposition 2).

Proposition 58. In 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. No fiscal emergency has been declared as a result of the COVID-19 pandemic.

The BSA is a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. Proposition 2 intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8%, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5% to 10% of General Fund revenues. Funding for the BSA is estimated by

2021-22 Budget to be approximately $12.3 billion as of June 30, 2021 and approximately $15.8 billion as of June 30, 2022. Certain other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “—Proposition 2” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings. See “Cash Management” above.

Proposition 2. In addition to the provisions described above, other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2 (“Proposition 2”). Proposition 2 requires that 1.5% of annual General Fund revenues be deposited each year into the BSA until the BSA balance reaches an amount equal to 10% of General Fund revenues. Proposition 2 also requires that half of the revenues that otherwise would have been deposited into the BSA through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities. After fiscal year 2030-31, the revenues that otherwise would have been deposited into the BSA may be used for either supplemental debt payments or savings. Proposition 2 further requires that withdrawal of funds from the BSA be only for a disaster or if spending remains at or below the highest level of spending from the prior three years. Proposition 2 limits the maximum amount that could be withdrawn in the first year of a recession to half of the BSA’s balance. It also requires the State to provide a multiyear budget forecast to help better manage the State’s longer-term finances and to create a Proposition 98 reserve, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts. The State withdrew a portion of the balance in the BSA during fiscal year 2020-21 before largely replenishing the fund in fiscal year 2021-22.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010”, in November 2010 (“Proposition 22”), significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the mandated activity, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature from, among other things, (i) taking or reallocating money raised by local governments for local purposes, (ii) making changes in the allocation of property taxes among local governments designed to aid State finances, (iii) using State fuel tax revenues to pay debt service on State transportation bonds, (iv) borrowing or changing the distribution of State fuel tax revenues, and (v) using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it did during the Great Recession in fiscal years 2008-09 and 2009-10, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A of 2004 and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.

Proposition 30 and Proposition 55. In 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (“Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. The sales tax portion of Proposition 30 expired on December 31, 2016. In November 2016, voters approved Proposition 55 (“Proposition 55”), which extended the personal income tax portion of Proposition 30 until December 31, 2030.

The 2021-22 Budget projected the revenue from these additional tax brackets would be $11.1 billion in fiscal year 2020-21, $11.6 billion in fiscal year 2021-22, and then remain above $11 billion through fiscal year 2024-25.

Health Care Services. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage and is one of the State’s largest expenditures. Medi-Cal serves approximately one-third of all Californians. Medi-Cal caseload and expenditures increased starting in fiscal year 2014-15, largely due to the implementation of federal health care reform. Caseload reached an average monthly peak of 13.5 million in fiscal year 2016-17 and slowly declined through fiscal year 2019-20. The COVID-19 pandemic and federal policies during the public health emergency changed that trend. The 2021-22 Budget estimated average monthly caseload of 13.6 million in fiscal year 2020-21 and 14.5 million in fiscal year 2021-22, and assumed caseload would peak at 14.8 million in January 2022. The increase across both fiscal years is driven by the continuous coverage requirement in federal COVID-19 relief legislation, which requires continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency (assumed through December 31, 2021) as a condition for receiving enhanced benefits.

The 2021-22 Budget included $123.7 billion ($28.0 billion General Fund) in fiscal year 2021-22 for the Medi-Cal program. This represented an $8.1 billion ($6.55 billion General Fund) increase in the Medi-Cal program in fiscal year 2021-22 compared to estimated fiscal year 2020-21 expenditures. The year-over-year increase in fiscal year 2021-22 is largely due to costs associated with increased caseload projections, underlying program cost growth, assumed termination of certain federal programs related to COVID-19 relief in December 2021, and implementation of significant State budget proposals regarding additional expenditures for Medi-Cal and behavioral health for children.

The overall Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. In addition, the federal administration and leaders in Congress continue to consider and propose numerous changes to health and human services programs. Many of the proposals could have far-reaching impacts on health care in California and significant impacts to Medicaid (Medi-Cal in California).

The State’s implementation of the Affordable Care Act (“ACA”) included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to enroll in and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parents and caretaker relatives with incomes up to 138% of the federal poverty level. With implementation of the ACA, the federal government took responsibility for 100% of costs for the optional expansion population, with the State share increasing thereafter. As of January 1, 2020, California is responsible for 10% of the costs for this population. As such, 2020-21 was the first full fiscal year with the 10% state share.

In addition, because the federal government provides a significant share of funding for health care programs in the State, the State must comply with various federal laws and regulations to receive those funds. Recently, the federal government has modified its interpretation of, and has proposed changes to, existing law and regulations. The State has noted that such actions, if successful, could cost the General Fund tens of billions of dollars annually.

The Covered California marketplace has provided individual health insurance through private plans supported by federally funded tax subsidies and products for individuals and small businesses since 2014. It is a self-sustaining entity funded through fees assessed on the participating health plans. The federal tax reform bill passed in December 2017 eliminated penalties for the individual mandate starting in 2019, which was expected to put fiscal pressure on Covered California. However, the 2019-20 Budget included a statewide requirement for State residents to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under ACA beginning January 1, 2020. The 2021-22 Budget estimated that in fiscal year 2021-22, approximately 4.66 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.6 million through the state’s insurance exchange (Covered California). The 2021-22 Budget included costs of $26.5 billion ($2.7 billion General Fund) in fiscal year 2021-22 for the Medi-Cal optional expansion population.

The net impact of health care costs on the General Fund continues to depend on a variety of factors, including the nature and extent of any repeal or replacement of ACA or associated interpretations of existing federal law or regulations, levels of individual and employer participation, changes in insurance premiums, and the approval or enactment of solutions by the State to address health care costs.

Status of State General Fund; the 2021-22 Budget

On June 28, 2021, the 2021-22 Budget was signed by the Governor. The 2021-22 Budget projected total general fund revenues and transfers of $175.4 billion for fiscal year 2021-22, authorized expenditures of $196.4 billion for fiscal year 2021-22, and projected that the State will end the 2021-22 fiscal year with total available general fund reserves of $25.2 billion, including $4.0 billion in the SFEU, $15.8 billion in the BSA, $900 million in the Safety Net Reserve Fund and $4.5 billion in the Public School System Stabilization Account.

A summary of the condition of the State’s General Fund, including revised results from fiscal year 2019-20 and 2021-22 Budget numbers for fiscal years 2020-21 and 2021-22, is set forth below.

General Fund Condition

(Dollars in millions)(1)

	Revised 2019-20(2)	2021-22 Budget
		Revised 2020-21(3)	Percent Change	Proposed 2021-22(3)	Percent Change
Prior-year General Fund balance	$11,442	$5,557	-51.4%	$28,249	408.4%
Revenues and transfers	140,400	188,775	34.5%	175,345	-7.1
Expenditures	(146,185)	(166,083)	13.6%	(196,795)	18.5%

Ending General Fund Balance	$5,657	$28,249		$7,154
Encumbrances	(3,175)	(3,175)	—	(3,175)	—

SFEU balance	$2,482	$25,074		$3,979
BSA balance	$17,350	$12,339		$15,781
Other reserve balances(4)	$900	$2,339		$5,406

(1)	Totals may not add-up due to rounding.

(2)	From the LAO report on the 2021-22 Governor’s Budget.

(3)	From the 2021-22 Budget.

(4)	Safety Net Reserve and Public School System Stabilization Account.

Future Budgets

The State’s ability to balance its budget going forward may be affected by short- and long-term budget pressures, including particularly the ongoing and evolving economic effects of the COVID-19 pandemic, potential significant increases in required State contributions to pension funds or other post-employment benefits, health care costs, the impact of federal tax legislation and other federal policies, increased debt service payments and potential adverse decisions in litigation.

Pending Litigation

There are currently numerous legal proceedings pending against the State that, if determined adversely against the State, could affect the State’s expenditures and, in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of November 5, 2021, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa2	AA-	AA

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local governments of the State. After issuing negative views for all public finance sectors in April 2020, S&P has now revised all public finance sector views back to stable, with the exception of higher education (including community colleges and student housing), which remains negative.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.buycaliforniabonds.com.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year—in January, May and at the time of budget enactment. Currently, many of these bulletins and reports are available on the State’s investor relations website (www.buycaliforniabonds.com) or on websites maintained by the applicable agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the State Budget for each fiscal year beginning 2007-08 through the current fiscal year may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov).

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of November 2021, the State continued to disclose that there are 482 incorporated cities in California and thousands of special districts formed to provide various services.

To the extent the State is constrained by its obligation to schools under Proposition 98 or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. As a result of the COVID-19 pandemic, the level of funding that the State is required to provide to schools under Proposition 98 was temporarily reduced but now exceeds pre-COVID-19 funding levels. See “Proposition 98 and K-14 Funding.” Schools have also faced increased costs related to physical plant and staffing costs associated with social distancing protocols. School districts generally maintain some level of operating reserves; however, for certain school districts this may not be sufficient to address any drop in revenue available to schools due to reductions in the Proposition 98 Guarantee, other revenue losses and increased costs associated with responses to the COVID-19 pandemic. See “Proposition 98 and K-14 Funding” above.

Initial economic and tax revenue losses associated with the COVID-19 pandemic were stark and immediate for local governments in the State; however, many of these projected revenue losses have subsequently not materialized or have turned out to be smaller than expected. Expected reductions in State aid have largely been reversed. In addition, the six federal COVID-19 relief bills have provided billions of dollars in additional revenue to local governments as well as economic support through direct payments to individuals, families, colleges and businesses. However, local governments that have continued to be affected by declining revenues and increased expenses due to the COVID-19 pandemic or other local factors are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State constitutional as well as (in some cases) local initiatives. Local governments are also constrained by balanced budget requirements and prohibitions on long-term borrowing for operating costs. As a consequence of these factors, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees. Any declines in the U.S. and global stock markets could have a material impact on the investments in the State pension trusts, which could materially increase the unfunded actuarial accrued liability for CalPERS and CalSTRS, which, in turn, could result in material changes to required contribution rates for local governments in future fiscal years. In the case of school districts, contributions to CalSTRS are determined by the State legislature, and the State had previously enacted legislation to increase required contributions to pay rising pension costs. However, to the extent such required contributions exceed available funding, local government finances will continue to be adversely affected. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitation on Property Taxes” above.

Proposition 218, a constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above. Proposition 62, a statutory initiative adopted by the voters in 1986, includes limitations on the ability of local governments to raise taxes that are similar to those included in the later constitutional amendments of Proposition 218.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22, which supersedes Proposition 1A of 2004, completely prohibits any future borrowing by the State from local government funds and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Balanced Budget Amendment (Proposition 58 and Proposition 2)—State-Local Fiscal Relations” above.

Realigning Services to Local Governments. Commencing with the 2011-12 Budget, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, ongoing funds for such programs after fiscal year 2010-11 are required to be provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKs. However, State transfers do not cover all the costs of such programs. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. In September 2021, the State projected that revenue available to local governments under realignment will be $7.7 billion in fiscal year 2020-21 and $8.1 billion in fiscal year 2021-22.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. See “Local Governments—General” above. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. As a result of the COVID-19 pandemic, bonds backed solely by higher education revenue or health care facility revenue and payments from private borrowers may be particularly susceptible to payment default.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts that could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.

Statutory Lien Securing General Obligation Bonds. Certain local governments, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. Effective January 1, 2016, provisions were added to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local governments in California are secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes intended to survive a bankruptcy of the local government. It is unclear whether these provisions apply to bonds issued prior to the effective date.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that eliminated redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local governments will provide additional discretionary revenues to the State as well as local governments.

Other Considerations. The repayment of industrial development securities or single-family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single-family homes can be prepaid at any time without penalty, except in the first five years of the loan, and are subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single-family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.

Other Factors

COVID-19 Pandemic and Recession. There can be no assurances that there will not be a resurgence of COVID-19 cases and deaths, that existing or new COVID-19 variants will not increase the public health crisis or that unavailability and/or lack of public acceptance of vaccines will not exacerbate or prolong the adverse impacts of the COVID-19 pandemic. There is also no assurance that any additional federal aid will be forthcoming for the State or its local governments.

Much of the burden of the COVID-19 recession has so far been borne by industries that are more reliant on in-person contact such as leisure and hospitality. Three out of four jobs lost in the U.S and in the State in March and April 2020 during the peak of the COVID-19 recession were in low-wage sectors, essentially erasing all the job gains in the State since the Great Recession. However, ongoing pandemic circumstances, as new and more transmissible variants of the virus emerge, as vaccination rates slow, and as labor force participation remains low, may lead to a slower recovery or even another slowdown causing higher levels of unemployment across all sectors. This scenario would more closely resemble the unfolding of the Great Recession, which also began in a single sector of the economy with the collapse of the housing market, but eventually became systemic through the financial system and caused an economy-wide downturn.

Inflation. Inflation in the State is historically above the nation’s inflation levels due to the State’s higher energy prices and continued housing pressures. After averaging 1.8% and 1.2% in 2019 and 2020, respectively, national inflation as measured by the Consumer Price Index (“CPI”) reached 5% in May 2021 and 5.4% in June and July 2021 on a year over year basis, the highest rates since August 2008. In comparison, after slowing from 3.0% in 2019 to 1.7% in 2020, California inflation accelerated to 4.4% in June 2021, which is the fastest rate of increase since August 2008. While these high rates of inflation are largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation may also push the Federal Reserve to raise interest rates earlier than the anticipated mid-2024 increase that was used to create the projections in the 2021-22 Budget. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder the State’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates.

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation of a local government in the State could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Global Relations and Trade. Given globalization and the interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions, geopolitical tensions and deteriorating international trade relations, or the global impacts of the COVID-19 pandemic (such as travel restrictions), may have significant negative impacts on the nation’s economy, including on the State.

The COVID-19 pandemic created global supply chain disruptions that negatively impacted domestic markets and reduced trade volumes for the nation and the State. The State’s exports of goods totaled $155.9 billion in 2020, or 10.3% lower than in 2019. This follows a decline of 2.5% in 2019 and a growth of 3.6% in 2018. Similarly, U.S. exports of goods fell by 13.3% in 2020. The State’s imports of goods totaled $395.9 billion in 2020, or 2.9% lower than in 2019, after declining by 7.4% in 2019 and by 0.01% in 2018. In comparison, U.S. imports of goods decreased by 6.3% in 2020. Continued uncertainty surrounding the stability of global supply chains and the unknown duration of the COVID-19 pandemic present ongoing risks to the U.S. and California trade levels and economies.

A material change in federal trade policy, including revisions to or imposition of tariffs on the State’s trading partners, could directly and indirectly impact the State’s economy. The 2019 U.S. tariffs of up to 25% on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remain in place as of July 2021. These tariffs triggered Chinese retaliatory tariffs of 25% on over $50 billion worth of U.S. exports. Because the State is a transport hub, and China is the state’s largest trading partner by total trade value of goods (based on 2019 annual average data), an ongoing trade war could have negative effects on the State’s economy.

The persistence of trade barriers exacerbates the supply chain issues triggered by large-scale worldwide shutdowns during the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to higher consumer prices and to decreased business revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.

Health Care Costs. Medi-Cal is one of the state’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars. The consequences of the COVID-19 pandemic may also significantly increase General Fund health care costs. See “The State Budget—Health Care Services.”

Housing Constraints. The State continues to face a critical housing shortage. California residential housing units authorized by building permits (seasonally adjusted) in 2020 averaged 4.7% lower than in 2019, following a decrease of 4.9% from 2018. Continued low permits may limit job growth in the state and will contribute to increasing housing prices. On June 25, 2021, the state moratorium on evictions, previously scheduled to end on June 30, 2021, was extended through September 30, 2021. However, continued rising home price trends may negatively impact the State as Californians face increasing affordability issues which may affect their decisions about where to live and work. Given the State’s structural housing supply constraints and shortage, low-income populations will be especially vulnerable to evictions and to high housing costs. Furthermore, certain businesses may determine to leave California to the extent location decisions are significantly influenced by the ability of their employees and customers to live nearby.

Climate Change. The State historically has been susceptible to wildfires and hydrologic variability. In November 2021, the State disclosed that as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast of the State. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought and unprecedented wildfires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, the State is once again facing drought conditions as all of the state’s 58 counties entered a drought state of emergency in October 2021. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018. As of August 2021, nearly 1.6 million acres had already burned in the State. Destruction of housing increases the demand for construction resources from rebuilding, and worsens the State’s housing imbalances. The future fiscal impact of climate change on the State budget is difficult to predict, but it could be significant. However, the State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure projects. The ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.

Energy Risks. The State disclosed in November 2021 that another result of unprecedented climate-induced weather events, including drought, extreme heat events and wildfires, is stress on the State’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult for the State to predict, but could be significant. In recent years, California has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. The State is now taking additional immediate actions by expanding demand response programs and creating additional incentives to move large energy users to back-up power generation to address reliability concerns and implementing longer-term actions, such as suspending certain permitting requirements to allow greater energy production.

Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as mandated by public health measures. As a recipient and provider of personal, private or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.

Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. Local governments in the State have experienced similar threats and taken similar measures; however, no assurances can be given that the efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State or its local governments.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
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VIRTUAL MEETING
at the following Website: https://meetnow.global/M5YSR7R,
on February 4 at 11:00 a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
DO NOT TEAR
PROXY BLACKROCK MUNIYIELD CALIFORNIA FUND, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 4, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield California Fund, Inc. (“MYC”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYC to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MYC_32392_121321_Pref
xxxxxxxxxxxxxxcode

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X
Proposals.
1A. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MYC are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYC and BlackRock MuniHoldings California Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization the “MYC Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYC’s assets and the assumption by the Acquiring Fund of substantially all of MYC’s liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MYC, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MYC of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MYC in accordance with its charter and Maryland law (the “MYC Reorganization”). FOR AGAINST ABSTAIN
1B. The VRDP Holders of MYC are being asked to vote as a separate class on a proposal to approve the MYC Reorganization Agreement and the MYC Reorganization.
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on February 4, 2022.
The Proxy Statement and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-32392
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxxMYC2 32392xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
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Follow the on-screen instructions
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VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
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VIRTUAL MEETING
at the following Website: https://meetnow.global/M5YSR7R,
on February 4 at 11:00 a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
OXY BLACKROCK MUNIYIELD CALIFORNIA QUALITY FUND, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS DO NOT TEAR
TO BE HELD ON FEBRUARY 4, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield California Quality Fund, Inc. (“MCA”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MCA to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MCA_32392_121321_Pref
xxxxxxxxxxxxxxcode

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X
A Proposals
1C. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MCA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MCA and BlackRock MuniHoldings California Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MCA Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MCA’s assets and the assumption by the Acquiring Fund of substantially all of MCA’s liabilities in exchange solely for newly issued common shares and Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MCA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MCA of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MCA in accordance with its charter and Maryland law (the “MCA Reorganization”).
1D. The VRDP Holders of MCA are being asked to vote as a separate class on a proposal to approve the MCA Reorganization Agreement and the MCA Reorganization. FOR AGAINST ABSTAIN
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on February 4, 2022.
The Proxy Statement and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-32392
B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxxMCA 32392xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
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Follow the on-screen instructions
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VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
PROXY BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND, INC.
VIRTUAL MEETING
at the following Website: https://meetnow.global/M5YSR7R,
on February 4 at 11:00 a.m.
Eastern Time
DO NOT TEAR
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 4, 2022
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniHoldings California Quality Fund, Inc. (“MUC” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MUC to be held on Friday, February 4, 2022 at 11:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MUC_32392_121321_Pref
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:X
A Proposals
1E. The holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield California Fund, Inc. and the Acquiring Fund (the “MYC Reorganization Agreement”) and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “MUC Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VMTP Shares.
1F. The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield California Quality Fund, Inc. and the Acquiring Fund (the “MCA Reorganization Agreement”) and the transactions contemplated therein, including amendments to Reorganization Agreement and the transactions contemplated therein, including amendments to the MUC Articles Supplementary in connection with the issuance of additional Acquiring Fund VMTP Shares.
2A. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYC Reorganization Agreement.
2B. The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MCA Reorganization Agreement.
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on February 4, 2022.
The Proxy Statement and Proxy card for this meeting are available at: FOR AGAINST ABSTAIN
https://www.proxy-direct.com/blk-32392
B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx MUC 32392 xxxxxxxx